Supplemental Information
Fourth Quarter 2012

This information is preliminary and based on company data available at the time of the earnings presentation. It speaks only as of the particular date or dates included in the accompanying pages. Bank of America does not undertake an obligation to, and disclaims any duty to, update any of the information provided. Any forward-looking statements in this information are subject to the forward-looking language contained in Bank of America’s reports filed with the SEC pursuant to the Securities Exchange Act of 1934, which are available at the SEC’s website (www.sec.gov) or at Bank of America’s website (www.bankofamerica.com). Bank of America’s future financial performance is subject to risks and uncertainties as described in its SEC filings.

Bank of America Corporation and Subsidiaries
Consolidated Financial Highlights
(Dollars in millions, except per share information; shares in thousands)
	Year Ended December 31		Fourth Quarter 2012	Third Quarter 2012	Second Quarter 2012	First Quarter 2012	Fourth Quarter 2011
	2012	2011
Income statement
Net interest income	$40,656	$44,616	$10,324	$9,938	$9,548	$10,846	$10,701
Noninterest income	42,678	48,838	8,336	10,490	12,420	11,432	14,187
Total revenue, net of interest expense	83,334	93,454	18,660	20,428	21,968	22,278	24,888
Provision for credit losses	8,169	13,410	2,204	1,774	1,773	2,418	2,934
Goodwill impairment	—	3,184	—	—	—	—	581
Merger and restructuring charges	—	638	—	—	—	—	101
All other noninterest expense (1)	72,093	76,452	18,360	17,544	17,048	19,141	18,840
Income tax expense (benefit)	(1,116)	(1,676)	(2,636)	770	684	66	441
Net income	4,188	1,446	732	340	2,463	653	1,991
Preferred stock dividends	1,428	1,361	365	373	365	325	407
Net income (loss) applicable to common shareholders	2,760	85	367	(33)	2,098	328	1,584
Diluted earnings per common share (2)	0.25	0.01	0.03	0.00	0.19	0.03	0.15
Average diluted common shares issued and outstanding (2)	10,840,854	10,254,824	10,884,921	10,776,173	11,556,011	10,761,917	11,124,523
Dividends paid per common share	$0.04	$0.04	$0.01	$0.01	$0.01	$0.01	$0.01

Performance ratios
Return on average assets	0.19%	0.06%	0.13%	0.06%	0.45%	0.12%	0.36%
Return on average common shareholders' equity	1.27	0.04	0.67	n/m	3.89	0.62	3.00
Return on average tangible common shareholders' equity (3)	1.94	0.06	1.01	n/m	5.95	0.95	4.72
Return on average tangible shareholders' equity (3)	2.60	0.96	1.77	0.84	6.16	1.67	5.20

At period end
Book value per share of common stock	$20.24	$20.09	$20.24	$20.40	$20.16	$19.83	$20.09
Tangible book value per share of common stock (3)	13.36	12.95	13.36	13.48	13.22	12.87	12.95
Market price per share of common stock:
Closing price	$11.61	$5.56	$11.61	$8.83	$8.18	$9.57	$5.56
High closing price for the period	11.61	15.25	11.61	9.55	9.68	9.93	7.35
Low closing price for the period	5.80	4.99	8.93	7.04	6.83	5.80	4.99
Market capitalization	125,136	58,580	125,136	95,163	88,155	103,123	58,580

Number of banking centers - U.S.	5,478	5,702	5,478	5,540	5,594	5,651	5,702
Number of branded ATMs - U.S.	16,347	17,756	16,347	16,253	16,220	17,255	17,756
Full-time equivalent employees	267,190	281,791	267,190	272,594	275,460	278,688	281,791

(1)	Excludes merger and restructuring charges and goodwill impairment charges.

(2)
Due to a net loss applicable to common shareholders for the third quarter of 2012, the impact of antidilutive equity instruments was excluded from diluted earnings per share and average diluted common shares.

(3)
Tangible equity ratios and tangible book value per share of common stock are non-GAAP financial measures. We believe the use of these non-GAAP financial measures provides additional clarity in assessing the results of the Corporation. Other companies may define or calculate non-GAAP financial measures differently. (See Exhibit A: Non-GAAP Reconciliations - Reconciliations to GAAP Financial Measures on pages 47-50.)

n/m = not meaningful

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	2

Bank of America Corporation and Subsidiaries
Supplemental Financial Data
(Dollars in millions, except per share information)

Fully taxable-equivalent (FTE) basis data (1)

	Year Ended December 31		Fourth Quarter 2012	Third Quarter 2012	Second Quarter 2012	First Quarter 2012	Fourth Quarter 2011
	2012	2011
Net interest income	$41,557	$45,588	$10,555	$10,167	$9,782	$11,053	$10,959
Total revenue, net of interest expense	84,235	94,426	18,891	20,657	22,202	22,485	25,146
Net interest yield (2)	2.35%	2.48%	2.35%	2.32%	2.21%	2.51%	2.45%
Efficiency ratio	85.59	85.01	97.19	84.93	76.79	85.13	77.64

Performance ratios, excluding goodwill impairment charges (3, 4)

		Year Ended December 31 2011					Fourth Quarter 2011

Per common share information
Earnings		$0.32					$0.21
Diluted earnings		0.32					0.20
Efficiency ratio (FTE basis)		81.64%					75.33%
Return on average assets		0.20					0.46
Return on average common shareholders’ equity		1.54					4.10
Return on average tangible common shareholders’ equity		2.46					6.46
Return on average tangible shareholders’ equity		3.08					6.72

(1)
FTE basis is a non-GAAP financial measure. FTE basis is a performance measure used by management in operating the business that management believes provides investors with a more accurate picture of the interest margin for comparative purposes. (See Exhibit A: Non-GAAP Reconciliations - Reconciliations to GAAP Financial Measures on pages 47-50.)

(2)
Calculation includes fees earned on overnight deposits placed with the Federal Reserve and, beginning in the third quarter of 2012, deposits, primarily overnight, placed with certain non-U.S. central banks of $189 million and $186 million for the years ended December 31, 2012 and 2011; $42 million, $48 million, $52 million and $47 million for the fourth, third, second and first quarters of 2012, respectively, and $36 million for the fourth quarter of 2011. For more information, see Quarterly and Annual Average Balances and Interest Rates - Fully Taxable-equivalent Basis on pages 10-11 and 12-13.

(3)
Performance ratios excluding goodwill impairment charges are non-GAAP financial measures. We believe the use of these non-GAAP financial measures provides additional clarity in assessing the results of the Corporation. (See Exhibit A: Non-GAAP Reconciliations - Reconciliations to GAAP Financial Measures on pages 47-50.)

(4)	There were no goodwill impairment charges in 2012.

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	3

Bank of America Corporation and Subsidiaries
Consolidated Statement of Income
(Dollars in millions, except per share information; shares in thousands)
	Year Ended December 31		Fourth Quarter 2012	Third Quarter 2012	Second Quarter 2012	First Quarter 2012	Fourth Quarter 2011
	2012	2011
Interest income
Loans and leases	$38,880	$44,966	$9,366	$9,597	$9,744	$10,173	$10,512
Debt securities	8,776	9,521	2,118	2,031	1,902	2,725	2,235
Federal funds sold and securities borrowed or purchased under agreements to resell	1,502	2,147	329	353	360	460	449
Trading account assets	5,094	5,961	1,307	1,189	1,246	1,352	1,297
Other interest income	3,148	3,641	851	806	740	751	920
Total interest income	57,400	66,236	13,971	13,976	13,992	15,461	15,413

Interest expense
Deposits	1,990	3,002	438	484	519	549	616
Short-term borrowings	3,572	4,599	855	893	943	881	921
Trading account liabilities	1,763	2,212	420	418	448	477	411
Long-term debt	9,419	11,807	1,934	2,243	2,534	2,708	2,764
Total interest expense	16,744	21,620	3,647	4,038	4,444	4,615	4,712
Net interest income	40,656	44,616	10,324	9,938	9,548	10,846	10,701

Noninterest income
Card income	6,121	7,184	1,548	1,538	1,578	1,457	1,478
Service charges	7,600	8,094	1,820	1,934	1,934	1,912	1,982
Investment and brokerage services	11,393	11,826	2,889	2,781	2,847	2,876	2,694
Investment banking income	5,299	5,217	1,600	1,336	1,146	1,217	1,013
Equity investment income	2,070	7,360	699	238	368	765	3,227
Trading account profits	5,870	6,697	792	1,239	1,764	2,075	280
Mortgage banking income (loss)	4,750	(8,830)	(540)	2,019	1,659	1,612	2,119
Insurance income (loss)	(195)	1,346	(124)	(138)	127	(60)	143
Gains on sales of debt securities	1,662	3,374	171	339	400	752	1,192
Other income (loss)	(1,839)	6,869	(518)	(790)	603	(1,134)	140
Other-than-temporary impairment losses on available-for-sale debt securities:
Total other-than-temporary impairment losses	(57)	(360)	(1)	(9)	(13)	(51)	(127)
Less: Portion of other-than-temporary impairment losses recognized in other comprehensive income	4	61	—	3	7	11	46
Net impairment losses recognized in earnings on available-for-sale debt securities	(53)	(299)	(1)	(6)	(6)	(40)	(81)
Total noninterest income	42,678	48,838	8,336	10,490	12,420	11,432	14,187
Total revenue, net of interest expense	83,334	93,454	18,660	20,428	21,968	22,278	24,888

Provision for credit losses	8,169	13,410	2,204	1,774	1,773	2,418	2,934

Noninterest expense
Personnel	35,648	36,965	8,300	8,431	8,729	10,188	8,761
Occupancy	4,570	4,748	1,151	1,160	1,117	1,142	1,131
Equipment	2,269	2,340	551	561	546	611	525
Marketing	1,873	2,203	480	479	449	465	523
Professional fees	3,574	3,381	996	873	922	783	1,032
Amortization of intangibles	1,264	1,509	309	315	321	319	365
Data processing	2,961	2,652	773	640	692	856	688
Telecommunications	1,660	1,553	433	410	417	400	386
Other general operating	18,274	21,101	5,367	4,675	3,855	4,377	5,429
Goodwill impairment	—	3,184	—	—	—	—	581
Merger and restructuring charges	—	638	—	—	—	—	101
Total noninterest expense	72,093	80,274	18,360	17,544	17,048	19,141	19,522
Income (loss) before income taxes	3,072	(230)	(1,904)	1,110	3,147	719	2,432
Income tax expense (benefit)	(1,116)	(1,676)	(2,636)	770	684	66	441
Net income	$4,188	$1,446	$732	$340	$2,463	$653	$1,991
Preferred stock dividends	1,428	1,361	365	373	365	325	407
Net income (loss) applicable to common shareholders	$2,760	$85	$367	$(33)	$2,098	$328	$1,584

Per common share information
Earnings	$0.26	$0.01	$0.03	$0.00	$0.19	$0.03	$0.15
Diluted earnings	0.25	0.01	0.03	0.00	0.19	0.03	0.15
Dividends paid	0.04	0.04	0.01	0.01	0.01	0.01	0.01
Average common shares issued and outstanding	10,746,028	10,142,625	10,777,204	10,776,173	10,775,695	10,651,367	10,281,397
Average diluted common shares issued and outstanding (1)	10,840,854	10,254,824	10,884,921	10,776,173	11,556,011	10,761,917	11,124,523

(1)
Due to a net loss applicable to common shareholders for the third quarter of 2012, the impact of antidilutive equity instruments was excluded from diluted earnings per share and average diluted common shares.

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	4

Bank of America Corporation and Subsidiaries
Consolidated Statement of Comprehensive Income
(Dollars in millions)
	Year Ended December 31		Fourth Quarter 2012	Third Quarter 2012	Second Quarter 2012	First Quarter 2012	Fourth Quarter 2011
	2012	2011
Net income	$4,188	$1,446	$732	$340	$2,463	$653	$1,991
Other comprehensive income, net-of-tax:
Net change in available-for-sale debt and marketable equity securities	1,802	(4,270)	(1,169)	2,365	1,530	(924)	(2,866)
Net change in derivatives	916	(549)	381	234	(81)	382	281
Employee benefit plan adjustments	(65)	(444)	(1,171)	75	79	952	(648)
Net change in foreign currency translation adjustments	(13)	(108)	(27)	15	(32)	31	(133)
Other comprehensive income (loss)	2,640	(5,371)	(1,986)	2,689	1,496	441	(3,366)
Comprehensive income (loss)	$6,828	$(3,925)	$(1,254)	$3,029	$3,959	$1,094	$(1,375)

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	5

Bank of America Corporation and Subsidiaries
Consolidated Balance Sheet
(Dollars in millions)
	December 31 2012	September 30 2012	December 31 2011
Assets
Cash and cash equivalents	$110,752	$106,415	$120,102
Time deposits placed and other short-term investments	18,694	15,950	26,004
Federal funds sold and securities borrowed or purchased under agreements to resell	219,924	234,034	211,183
Trading account assets	237,226	211,090	169,319
Derivative assets	53,497	57,865	73,023
Debt securities:
Available-for-sale	286,906	305,949	276,151
Held-to-maturity, at cost	49,481	39,898	35,265
Total debt securities	336,387	345,847	311,416
Loans and leases	907,819	893,035	926,200
Allowance for loan and lease losses	(24,179)	(26,233)	(33,783)
Loans and leases, net of allowance	883,640	866,802	892,417
Premises and equipment, net	11,858	12,436	13,637
Mortgage servicing rights (includes $5,716, $5,087 and $7,378 measured at fair value)	5,851	5,242	7,510
Goodwill	69,976	69,976	69,967
Intangible assets	6,684	7,030	8,021
Loans held-for-sale	19,413	16,436	13,762
Customer and other receivables	71,467	66,341	66,999
Other assets	164,605	150,698	145,686
Total assets	$2,209,974	$2,166,162	$2,129,046

Assets of consolidated VIEs included in total assets above (isolated to settle the liabilities of the VIEs)
Trading account assets	$7,906	$9,959	$8,595
Derivative assets	333	546	1,634
Loans and leases	123,227	125,043	140,194
Allowance for loan and lease losses	(3,658)	(3,811)	(5,066)
Loans and leases, net of allowance	119,569	121,232	135,128
Loans held-for-sale	1,969	2,165	1,635
All other assets	4,654	3,754	4,769
Total assets of consolidated VIEs	$134,431	$137,656	$151,761

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	6

Bank of America Corporation and Subsidiaries
Consolidated Balance Sheet (continued)
(Dollars in millions)
	December 31 2012	September 30 2012	December 31 2011
Liabilities
Deposits in U.S. offices:
Noninterest-bearing	$372,546	$362,646	$332,228
Interest-bearing	654,332	625,200	624,814
Deposits in non-U.S. offices:
Noninterest-bearing	7,573	6,667	6,839
Interest-bearing	70,810	68,794	69,160
Total deposits	1,105,261	1,063,307	1,033,041
Federal funds purchased and securities loaned or sold under agreements to repurchase	293,259	273,900	214,864
Trading account liabilities	73,587	72,179	60,508
Derivative liabilities	46,016	51,369	59,520
Commercial paper and other short-term borrowings	30,731	35,291	35,698
Accrued expenses and other liabilities (includes $513, $518 and $714 of reserve for unfunded lending commitments)	148,579	144,976	123,049
Long-term debt	275,585	286,534	372,265
Total liabilities	1,973,018	1,927,556	1,898,945
Shareholders’ equity
Preferred stock, $0.01 par value; authorized - 100,000,000 shares; issued and outstanding - 3,685,410, 3,685,410 and 3,689,084 shares	18,768	18,768	18,397
Common stock and additional paid-in capital, $0.01 par value; authorized - 12,800,000,000 shares; issued and outstanding - 10,778,263,628, 10,777,267,465 and 10,535,937,957 shares	158,142	158,066	156,621
Retained earnings	62,843	62,583	60,520
Accumulated other comprehensive income (loss)	(2,797)	(811)	(5,437)
Total shareholders’ equity	236,956	238,606	230,101
Total liabilities and shareholders’ equity	$2,209,974	$2,166,162	$2,129,046

Liabilities of consolidated VIEs included in total liabilities above
Commercial paper and other short-term borrowings	$3,731	$3,872	$5,777
Long-term debt	34,256	38,055	49,054
All other liabilities	360	625	1,116
Total liabilities of consolidated VIEs	$38,347	$42,552	$55,947

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	7

Bank of America Corporation and Subsidiaries
Capital Management
(Dollars in millions)
	Fourth Quarter 2012	Third Quarter 2012	Second Quarter 2012	First Quarter 2012	Fourth Quarter 2011

Risk-based capital (1)
Tier 1 common	$133,403	$136,406	$134,082	$131,602	$126,690
Tier 1 capital	155,461	163,063	164,665	163,199	159,232
Total capital	196,676	205,172	208,936	213,480	215,101
Risk-weighted assets	1,205,660	1,195,722	1,193,422	1,220,827	1,284,467
Tier 1 common capital ratio (2)	11.06%	11.41%	11.24%	10.78%	9.86%
Tier 1 capital ratio	12.89	13.64	13.80	13.37	12.40
Total capital ratio	16.31	17.16	17.51	17.49	16.75
Tier 1 leverage ratio	7.36	7.84	7.84	7.79	7.53
Tangible equity ratio (3)	7.62	7.85	7.73	7.48	7.54
Tangible common equity ratio (3)	6.74	6.95	6.83	6.58	6.64

(1)	Reflects preliminary data for current period risk-based capital.

(2)	Tier 1 common equity ratio equals Tier 1 capital excluding preferred stock, trust preferred securities, hybrid securities and minority interest divided by risk-weighted assets.

(3)
Tangible equity ratio equals period-end tangible shareholders’ equity divided by period-end tangible assets. Tangible common equity equals period-end tangible common shareholders’ equity divided by period-end tangible assets. Tangible shareholders’ equity and tangible assets are non-GAAP financial measures. We believe the use of these non-GAAP financial measures provides additional clarity in assessing the results of the Corporation. (See Exhibit A: Non-GAAP Reconciliations - Reconciliation to GAAP Financial Measures on pages 47-50.)

Basel 1 to Basel 3 Reconciliation (1)
(Dollars in millions)
	December 31 2012	September 30 2012	June 30 2012
Regulatory capital – Basel 1 to Basel 3 (fully phased-in)
Basel 1 Tier 1 capital	$155,461	$163,063	$164,665
Deduction of preferred stock, non-qualifying preferred stock and minority interest in equity accounts of consolidated subsidiaries	(22,058)	(26,657)	(30,583)
Basel 1 Tier 1 common capital	133,403	136,406	134,082
Deduction of defined benefit pension assets	(737)	(1,709)	(3,057)
Change in deferred tax asset and other threshold deductions (MSRs and significant investments)	(3,020)	(1,102)	(3,745)
Change in all other deductions, net	(1,020)	1,040	(2,459)
Basel 3 (fully phased-in) Tier 1 common capital	$128,626	$134,635	$124,821

Risk-weighted assets – Basel 1 to Basel 3 (fully phased-in)
Basel 1	$1,205,660	$1,195,722	$1,193,422
Net change in credit and other risk-weighted assets	103,401	216,244	298,003
Increase due to market risk amendment	81,811	88,881	79,553
Basel 3 (fully phased-in)	$1,390,872	$1,500,847	$1,570,978

Tier 1 common capital ratios
Basel 1	11.06%	11.41%	11.24%
Basel 3 (fully phased-in)	9.25	8.97	7.95

(1) Basel 3 estimates are based on the U.S. Basel 3 Advanced NPR.

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	8

Bank of America Corporation and Subsidiaries
Net Interest Income Excluding Trading-related Net Interest Income
(Dollars in millions)
	Year Ended December 31		Fourth Quarter 2012	Third Quarter 2012	Second Quarter 2012	First Quarter 2012	Fourth Quarter 2011
	2012	2011
Net interest income (FTE basis)
As reported (1)	$41,557	$45,588	$10,555	$10,167	$9,782	$11,053	$10,959
Impact of trading-related net interest income (2)	(3,308)	(3,690)	(1,012)	(847)	(653)	(796)	(866)
Net interest income excluding trading-related net interest income (3)	$38,249	$41,898	$9,543	$9,320	$9,129	$10,257	$10,093

Average earning assets
As reported	$1,769,969	$1,834,659	$1,788,936	$1,750,275	$1,772,568	$1,768,105	$1,783,986
Impact of trading-related earning assets (2)	(449,660)	(445,574)	(482,366)	(446,948)	(444,584)	(424,414)	(414,186)
Average earning assets excluding trading-related earning assets (3)	$1,320,309	$1,389,085	$1,306,570	$1,303,327	$1,327,984	$1,343,691	$1,369,800

Net interest yield contribution (FTE basis) (4)
As reported (1)	2.35%	2.48%	2.35%	2.32%	2.21%	2.51%	2.45%
Impact of trading-related activities (2)	0.55	0.54	0.56	0.53	0.55	0.55	0.49
Net interest yield on earning assets excluding trading-related activities (3)	2.90%	3.02%	2.91%	2.85%	2.76%	3.06%	2.94%

(1)
Net interest income and net interest yield include fees earned on overnight deposits placed with the Federal Reserve and, beginning in the third quarter of 2012, deposits, primarily overnight, placed with certain non-U.S. central banks of $189 million and $186 million for the years ended December 31, 2012 and 2011; $42 million, $48 million, $52 million and $47 million for the fourth, third, second and first quarters of 2012, respectively, and $36 million for the fourth quarter of 2011.

(2)	Represents the impact of trading-related amounts included in Global Markets.

(3)	Represents a non-GAAP financial measure.

(4)	Quarterly results are calculated on an annualized basis.

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	9

Bank of America Corporation and Subsidiaries
Quarterly Average Balances and Interest Rates - Fully Taxable-equivalent Basis
(Dollars in millions)
	Fourth Quarter 2012			Third Quarter 2012			Fourth Quarter 2011
	Average Balance	Interest Income/ Expense	Yield/ Rate	Average Balance	Interest Income/ Expense	Yield/ Rate	Average Balance	Interest Income/ Expense	Yield/ Rate
Earning assets
Time deposits placed and other short-term investments (1)	$16,967	$50	1.14%	$15,849	$58	1.47%	$27,688	$85	1.19%
Federal funds sold and securities borrowed or purchased under agreements to resell	241,950	329	0.54	234,955	353	0.60	237,453	449	0.75
Trading account assets	195,800	1,362	2.77	177,075	1,243	2.80	161,848	1,354	3.33
Debt securities (2)	339,779	2,123	2.50	340,773	2,036	2.39	332,990	2,245	2.69
Loans and leases (3):
Residential mortgage	245,879	2,202	3.58	250,505	2,317	3.70	266,144	2,596	3.90
Home equity	110,105	1,067	3.86	116,184	1,097	3.77	126,251	1,207	3.80
Discontinued real estate	10,850	91	3.36	10,956	95	3.45	14,073	128	3.65
U.S. credit card	92,849	2,336	10.01	93,292	2,353	10.04	102,241	2,603	10.10
Non-U.S. credit card	13,081	383	11.66	13,329	385	11.48	15,981	420	10.41
Direct/Indirect consumer	82,583	662	3.19	82,635	704	3.39	90,861	863	3.77
Other consumer	1,602	19	4.57	2,654	40	6.03	2,751	41	6.14
Total consumer	556,949	6,760	4.84	569,555	6,991	4.89	618,302	7,858	5.06
U.S. commercial	209,496	1,729	3.28	201,072	1,752	3.47	196,778	1,798	3.63
Commercial real estate	38,192	341	3.55	36,929	329	3.54	40,673	343	3.34
Commercial lease financing	22,839	184	3.23	21,545	202	3.75	21,278	204	3.84
Non-U.S. commercial	65,690	433	2.62	59,758	401	2.67	55,867	395	2.80
Total commercial	336,217	2,687	3.18	319,304	2,684	3.35	314,596	2,740	3.46
Total loans and leases	893,166	9,447	4.21	888,859	9,675	4.34	932,898	10,598	4.52
Other earning assets	101,274	849	3.34	92,764	792	3.40	91,109	904	3.95
Total earning assets (4)	1,788,936	14,160	3.16	1,750,275	14,157	3.22	1,783,986	15,635	3.49
Cash and cash equivalents (1)	111,671	42		122,716	48		94,287	36
Other assets, less allowance for loan and lease losses	309,758			300,321			329,294
Total assets	$2,210,365			$2,173,312			$2,207,567

(1)
For this presentation, fees earned on overnight deposits placed with the Federal Reserve are included in the cash and cash equivalents line, consistent with the Corporation’s Consolidated Balance Sheet presentation of these deposits. In addition, beginning in the third quarter of 2012, fees earned on deposits, primarily overnight, placed with certain non-U.S. central banks, which are included in the time deposits placed and other short-term investments line in prior periods, have been included in the cash and cash equivalents line. Net interest income and net interest yield are calculated excluding these fees.

(2)	Yields on available-for-sale debt securities are calculated based on fair value rather than the cost basis. The use of fair value does not have a material impact on net interest yield.

(3)
Nonperforming loans are included in the respective average loan balances. Income on these nonperforming loans is recognized on a cost recovery basis. Purchased credit-impaired loans were recorded at fair value upon acquisition and accrete interest income over the remaining life of the loan.

(4)
The impact of interest rate risk management derivatives on interest income is presented below. Interest income includes the impact of interest rate risk management contracts, which increased (decreased) interest income on:

	Fourth Quarter 2012	Third Quarter 2012	Fourth Quarter 2011
Time deposits placed and other short-term investments	$(1)	$—	$—
Federal funds sold and securities borrowed or purchased under agreements to resell	11	23	52
Debt securities	(134)	(139)	(462)
U.S. commercial	(21)	(19)	(17)
Non-U.S. commercial	(1)	(1)	—
Net hedge expenses on assets	$(146)	$(136)	$(427)

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	10

Bank of America Corporation and Subsidiaries
Quarterly Average Balances and Interest Rates - Fully Taxable-equivalent Basis (continued)
(Dollars in millions)
	Fourth Quarter 2012			Third Quarter 2012			Fourth Quarter 2011
	Average Balance	Interest Income/ Expense	Yield/ Rate	Average Balance	Interest Income/ Expense	Yield/ Rate	Average Balance	Interest Income/ Expense	Yield/ Rate
Interest-bearing liabilities
U.S. interest-bearing deposits:
Savings	$41,294	$6	0.06%	$41,581	$11	0.10%	$39,609	$16	0.16%
NOW and money market deposit accounts	479,130	146	0.12	465,679	173	0.15	454,249	192	0.17
Consumer CDs and IRAs	91,256	156	0.68	94,140	172	0.73	103,488	220	0.84
Negotiable CDs, public funds and other deposits	19,904	27	0.54	19,587	30	0.61	22,413	34	0.60
Total U.S. interest-bearing deposits	631,584	335	0.21	620,987	386	0.25	619,759	462	0.30
Non-U.S. interest-bearing deposits:
Banks located in non-U.S. countries	11,964	22	0.71	13,883	19	0.56	20,454	29	0.55
Governments and official institutions	876	1	0.29	1,019	1	0.31	1,466	1	0.36
Time, savings and other	53,655	80	0.60	52,175	78	0.59	57,814	124	0.85
Total non-U.S. interest-bearing deposits	66,495	103	0.62	67,077	98	0.58	79,734	154	0.77
Total interest-bearing deposits	698,079	438	0.25	688,064	484	0.28	699,493	616	0.35
Federal funds purchased, securities loaned or sold under agreements to repurchase and other short-term borrowings	336,341	855	1.01	325,023	893	1.09	284,766	921	1.28
Trading account liabilities	80,084	420	2.09	77,528	418	2.14	70,999	411	2.29
Long-term debt	277,894	1,934	2.77	291,684	2,243	3.07	389,557	2,764	2.80
Total interest-bearing liabilities (1)	1,392,398	3,647	1.04	1,382,299	4,038	1.16	1,444,815	4,712	1.29
Noninterest-bearing sources:
Noninterest-bearing deposits	379,997			361,633			333,038
Other liabilities	199,458			193,341			201,479
Shareholders’ equity	238,512			236,039			228,235
Total liabilities and shareholders’ equity	$2,210,365			$2,173,312			$2,207,567
Net interest spread			2.12%			2.06%			2.20%
Impact of noninterest-bearing sources			0.22			0.25			0.24
Net interest income/yield on earning assets (2)		$10,513	2.34%		$10,119	2.31%		$10,923	2.44%

(1)
The impact of interest rate risk management derivatives on interest expense is presented below. Interest expense includes the impact of interest rate risk management contracts, which increased (decreased) interest expense on:

	Fourth Quarter 2012	Third Quarter 2012	Fourth Quarter 2011
Consumer CDs and IRAs	$15	$16	$36
Negotiable CDs, public funds and other deposits	3	3	3
Banks located in non-U.S. countries	3	3	8
Federal funds purchased, securities loaned or sold under agreements to repurchase and other short-term borrowings	311	323	367
Long-term debt	(930)	(799)	(1,177)
Net hedge income on liabilities	$(598)	$(454)	$(763)

(2)
For this presentation, fees earned on overnight deposits placed with the Federal Reserve are included in the cash and cash equivalents line, consistent with the Corporation’s Consolidated Balance Sheet presentation of these deposits. In addition, beginning in the third quarter of 2012, fees earned on deposits, primarily overnight, placed with certain non-U.S. central banks, which are included in the time deposits placed and other short-term investments line in prior periods, have been included in the cash and cash equivalents line. Net interest income and net interest yield are calculated excluding these fees.

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	11

Bank of America Corporation and Subsidiaries
Annual Average Balances and Interest Rates - Fully Taxable-equivalent Basis
(Dollars in millions)
	2012			2011
	Average Balance	Interest Income/ Expense	Yield/ Rate	Average Balance	Interest Income/ Expense	Yield/ Rate
Earning assets
Time deposits placed and other short-term investments (1)	$22,888	$237	1.03%	$28,242	$366	1.29%
Federal funds sold and securities borrowed or purchased under agreements to resell	236,042	1,502	0.64	245,069	2,147	0.88
Trading account assets	182,359	5,306	2.91	187,340	6,142	3.28
Debt securities (2)	337,653	8,798	2.61	337,120	9,602	2.85
Loans and leases (3):
Residential mortgage	253,050	9,470	3.74	265,546	11,096	4.18
Home equity	117,197	4,418	3.77	130,781	5,041	3.85
Discontinued real estate	11,256	383	3.40	14,730	501	3.40
U.S. credit card	94,863	9,504	10.02	105,478	10,808	10.25
Non-U.S. credit card	13,549	1,572	11.60	24,049	2,656	11.04
Direct/Indirect consumer	84,424	2,900	3.44	90,163	3,716	4.12
Other consumer	2,359	140	5.95	2,760	176	6.39
Total consumer	576,698	28,387	4.92	633,507	33,994	5.37
U.S. commercial	201,352	6,979	3.47	192,524	7,360	3.82
Commercial real estate	37,982	1,332	3.51	44,406	1,522	3.43
Commercial lease financing	21,879	874	4.00	21,383	1,001	4.68
Non-U.S. commercial	60,857	1,594	2.62	46,276	1,382	2.99
Total commercial	322,070	10,779	3.35	304,589	11,265	3.70
Total loans and leases	898,768	39,166	4.36	938,096	45,259	4.82
Other earning assets	92,259	3,103	3.36	98,792	3,506	3.55
Total earning assets (4)	1,769,969	58,112	3.28	1,834,659	67,022	3.65
Cash and cash equivalents (1)	115,739	189		112,616	186
Other assets, less allowance for loan and lease losses	305,648			349,047
Total assets	$2,191,356			$2,296,322

(1)
For this presentation, fees earned on overnight deposits placed with the Federal Reserve are included in the cash and cash equivalents line, consistent with the Corporation’s Consolidated Balance Sheet presentation of these deposits. In addition, beginning in the third quarter of 2012, fees earned on deposits, primarily overnight, placed with certain non-U.S. central banks, which are included in the time deposits placed and other short-term investments line in prior periods, have been included in the cash and cash equivalents line. Net interest income and net interest yield are calculated excluding these fees.

(2)	Yields on available-for-sale debt securities are calculated based on fair value rather than the cost basis. The use of fair value does not have a material impact on net interest yield.

(3)
Nonperforming loans are included in the respective average loan balances. Income on these nonperforming loans is recognized on a cost recovery basis. Purchased credit-impaired loans were recorded at fair value upon acquisition and accrete interest income over the remaining life of the loan.

(4)
The impact of interest rate risk management derivatives on interest income is presented below. Interest income includes the impact of interest rate risk management contracts, which increased (decreased) interest income on:

	2012	2011
Time deposits placed and other short-term investments	$(1)	$—
Federal funds sold and securities borrowed or purchased under agreements to resell	121	193
Trading account assets	—	(158)
Debt securities	(799)	(2,554)
U.S. commercial	(72)	(58)
Non-U.S. commercial	(3)	(2)
Net hedge expenses on assets	$(754)	$(2,579)

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	12

Bank of America Corporation and Subsidiaries
Annual Average Balances and Interest Rates - Fully Taxable-equivalent Basis (continued)
(Dollars in millions)
	2012			2011
	Average Balance	Interest Income/ Expense	Yield/ Rate	Average Balance	Interest Income/ Expense	Yield/ Rate
Interest-bearing liabilities
U.S. interest-bearing deposits:
Savings	$41,453	$45	0.11%	$40,364	$100	0.25%
NOW and money market deposit accounts	466,096	693	0.15	470,519	1,060	0.23
Consumer CDs and IRAs	95,559	693	0.73	110,922	1,045	0.94
Negotiable CDs, public funds and other deposits	20,928	128	0.61	17,227	120	0.70
Total U.S. interest-bearing deposits	624,036	1,559	0.25	639,032	2,325	0.36
Non-U.S. interest-bearing deposits:
Banks located in non-U.S. countries	14,644	94	0.64	20,563	138	0.67
Governments and official institutions	1,019	4	0.35	1,985	7	0.35
Time, savings and other	53,411	333	0.62	61,851	532	0.86
Total non-U.S. interest-bearing deposits	69,074	431	0.62	84,399	677	0.80
Total interest-bearing deposits	693,110	1,990	0.29	723,431	3,002	0.42
Federal funds purchased, securities loaned or sold under agreements to repurchase and other short-term borrowings	318,400	3,572	1.12	324,269	4,599	1.42
Trading account liabilities	78,554	1,763	2.24	84,689	2,212	2.61
Long-term debt	316,393	9,419	2.98	421,229	11,807	2.80
Total interest-bearing liabilities (1)	1,406,457	16,744	1.19	1,553,618	21,620	1.39
Noninterest-bearing sources:
Noninterest-bearing deposits	354,672			312,371
Other liabilities	194,550			201,238
Shareholders’ equity	235,677			229,095
Total liabilities and shareholders’ equity	$2,191,356			$2,296,322
Net interest spread			2.09%			2.26%
Impact of noninterest-bearing sources			0.25			0.21
Net interest income/yield on earning assets (2)		$41,368	2.34%		$45,402	2.47%

(1)
The impact of interest rate risk management derivatives on interest expense is presented below. Interest expense includes the impact of interest rate risk management contracts, which increased(decreased) interest expense on:

	2012	2011
NOW and money market deposit accounts	$(1)	$(1)
Consumer CDs and IRAs	87	173
Negotiable CDs, public funds and other deposits	13	13
Banks located in non-U.S. countries	13	55
Federal funds purchased, securities loaned or sold under agreements to repurchase and other short-term borrowings	1,266	1,794
Long-term debt	(3,679)	(4,674)
Net hedge income on liabilities	$(2,301)	$(2,640)

(2)
For this presentation, fees earned on overnight deposits placed with the Federal Reserve are included in the cash and cash equivalents line, consistent with the Corporation’s Consolidated Balance Sheet presentation of these deposits. In addition, beginning in the third quarter of 2012, fees earned on deposits, primarily overnight, placed with certain non-U.S. central banks, which are included in the time deposits placed and other short-term investments line in prior periods, have been included in the cash and cash equivalents line. Net interest income and net interest yield are calculated excluding these fees.

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	13

Bank of America Corporation and Subsidiaries
Debt Securities and Available-for-Sale Marketable Equity Securities
(Dollars in millions)
	December 31, 2012
	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
Available-for-sale debt securities
U.S. Treasury and agency securities	$24,232	$324	$(84)	$24,472
Mortgage-backed securities:
Agency	183,247	5,048	(146)	188,149
Agency collateralized mortgage obligations	36,329	1,427	(218)	37,538
Non-agency residential	9,231	391	(128)	9,494
Non-agency commercial	3,576	348	—	3,924
Non-U.S. securities	5,574	50	(6)	5,618
Corporate bonds	1,415	51	(16)	1,450
Other taxable securities, substantially all asset-backed securities	12,089	54	(15)	12,128
Total taxable securities	275,693	7,693	(613)	282,773
Tax-exempt securities	4,167	13	(47)	4,133
Total available-for-sale debt securities	279,860	7,706	(660)	286,906
Held-to-maturity debt securities, substantially all U.S. agency mortgage-backed securities	49,481	815	(26)	50,270
Total debt securities	$329,341	$8,521	$(686)	$337,176
Available-for-sale marketable equity securities (1)	$780	$732	$—	$1,512

	September 30, 2012
	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
Available-for-sale debt securities
U.S. Treasury and agency securities	$24,794	$236	$(235)	$24,795
Mortgage-backed securities:
Agency	196,976	7,091	(24)	204,043
Agency collateralized mortgage obligations	38,863	1,412	(128)	40,147
Non-agency residential	9,772	377	(147)	10,002
Non-agency commercial	3,733	394	—	4,127
Non-U.S. securities	5,709	50	(11)	5,748
Corporate bonds	2,018	83	(18)	2,083
Other taxable securities, substantially all asset-backed securities	12,128	85	(16)	12,197
Total taxable securities	293,993	9,728	(579)	303,142
Tax-exempt securities	2,840	17	(50)	2,807
Total available-for-sale debt securities	296,833	9,745	(629)	305,949
Held-to-maturity debt securities, substantially all U.S. agency mortgage-backed securities	39,898	1,230	—	41,128
Total debt securities	$336,731	$10,975	$(629)	$347,077
Available-for-sale marketable equity securities (1)	$783	$526	$(5)	$1,304

(1)	Classified in other assets on the Corporation's Consolidated Balance Sheet.

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	14

Bank of America Corporation and Subsidiaries
Quarterly Results by Business Segment
(Dollars in millions)
	Fourth Quarter 2012
	Total Corporation	Consumer & Business Banking	Consumer Real Estate Services	Global Banking	Global Markets	GWIM	All Other
Net interest income (FTE basis)	$10,555	$4,689	$742	$2,377	$1,016	$1,490	$241
Noninterest income (loss)	8,336	2,515	(274)	1,949	1,828	2,704	(386)
Total revenue, net of interest expense (FTE basis)	18,891	7,204	468	4,326	2,844	4,194	(145)
Provision for credit losses	2,204	963	485	180	16	112	448
Noninterest expense	18,360	4,121	5,629	1,946	2,498	3,195	971
Income (loss) before income taxes	(1,673)	2,120	(5,646)	2,200	330	887	(1,564)
Income tax expense (benefit) (FTE basis)	(2,405)	692	(1,924)	768	178	309	(2,428)
Net income (loss)	$732	$1,428	$(3,722)	$1,432	$152	$578	$864

Average
Total loans and leases	$893,166	$132,421	$97,912	$278,218	n/m	$103,785	$245,820
Total assets (1)	2,210,365	540,695	132,963	366,396	$628,449	276,431	265,431
Total deposits	1,078,076	486,467	n/m	268,045	n/m	249,658	36,939
Period end
Total loans and leases	$907,819	$134,657	$95,972	$288,261	n/m	$105,928	$240,667
Total assets (1)	2,209,974	554,878	132,388	362,797	$615,297	297,330	247,284
Total deposits	1,105,261	498,669	n/m	269,738	n/m	266,188	36,061

	Third Quarter 2012
	Total Corporation	Consumer & Business Banking	Consumer Real Estate Services	Global Banking	Global Markets	GWIM	All Other
Net interest income (FTE basis)	$10,167	$4,651	$728	$2,265	$846	$1,413	$264
Noninterest income (loss)	10,490	2,419	2,368	1,881	2,263	2,670	(1,111)
Total revenue, net of interest expense (FTE basis)	20,657	7,070	3,096	4,146	3,109	4,083	(847)
Provision for credit losses	1,774	970	264	68	21	61	390
Noninterest expense	17,544	4,061	4,223	2,021	2,548	3,128	1,563
Income (loss) before income taxes	1,339	2,039	(1,391)	2,057	540	894	(2,800)
Income tax expense (benefit) (FTE basis)	999	754	(515)	761	899	332	(1,232)
Net income (loss)	$340	$1,285	$(876)	$1,296	$(359)	$562	$(1,568)

Average
Total loans and leases	$888,859	$133,881	$103,708	$267,390	n/m	$101,016	$254,894
Total assets (1)	2,173,312	533,981	141,779	355,670	$584,345	265,672	291,865
Total deposits	1,049,697	480,342	n/m	252,226	n/m	241,411	39,262
Period end
Total loans and leases	$893,035	$133,308	$99,890	$272,052	n/m	$102,390	$251,345
Total assets (1)	2,166,162	540,260	139,366	355,417	$583,223	268,441	279,455
Total deposits	1,063,307	486,857	n/m	260,030	n/m	243,518	37,554

	Fourth Quarter 2011
	Total Corporation	Consumer & Business Banking	Consumer Real Estate Services	Global Banking	Global Markets	GWIM	All Other
Net interest income (FTE basis)	$10,959	$5,080	$809	$2,309	$864	$1,448	$449
Noninterest income	14,187	2,526	2,466	1,693	943	2,495	4,064
Total revenue, net of interest expense (FTE basis)	25,146	7,606	3,275	4,002	1,807	3,943	4,513
Provision for credit losses	2,934	1,297	1,001	(256)	(18)	118	792
Noninterest expense	19,522	4,429	4,569	2,136	2,895	3,392	2,101
Income (loss) before income taxes	2,690	1,880	(2,295)	2,122	(1,070)	433	1,620
Income tax expense (benefit) (FTE basis)	699	638	(853)	785	(302)	161	270
Net income (loss)	$1,991	$1,242	$(1,442)	$1,337	$(768)	$272	$1,350

Average
Total loans and leases	$932,898	$147,150	$116,993	$276,850	n/m	$97,722	$277,744
Total assets (1)	2,207,567	515,339	171,763	347,255	$552,911	273,874	346,425
Total deposits	1,032,531	459,819	n/m	240,757	n/m	237,098	58,946
Period end
Total loans and leases	$926,200	$146,378	$112,359	$278,177	n/m	$98,654	$272,385
Total assets (1)	2,129,046	521,097	163,712	348,773	$501,867	273,106	320,491
Total deposits	1,033,041	464,264	n/m	246,360	n/m	240,540	45,532

(1)	Total assets include asset allocations to match liabilities (i.e., deposits).

n/m = not meaningful

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	15

Bank of America Corporation and Subsidiaries
Annual Results by Business Segment
(Dollars in millions)
	Year Ended December 31, 2012
	Total Corporation	Consumer & Business Banking	Consumer Real Estate Services	Global Banking	Global Markets	GWIM	All Other
Net interest income (FTE basis)	$41,557	$19,125	$2,959	$9,225	$3,310	$5,827	$1,111
Noninterest income (loss)	42,678	9,898	5,800	7,982	10,209	10,690	(1,901)
Total revenue, net of interest expense (FTE basis)	84,235	29,023	8,759	17,207	13,519	16,517	(790)
Provision for credit losses	8,169	3,941	1,442	(103)	3	266	2,620
Noninterest expense	72,093	16,793	17,306	8,308	10,839	12,755	6,092
Income (loss) before income taxes	3,973	8,289	(9,989)	9,002	2,677	3,496	(9,502)
Income tax expense (benefit) (FTE basis)	(215)	2,968	(3,482)	3,277	1,623	1,273	(5,874)
Net income (loss)	$4,188	$5,321	$(6,507)	$5,725	$1,054	$2,223	$(3,628)

Average
Total loans and leases	$898,768	$136,171	$104,754	$272,625	n/m	$100,456	$258,012
Total assets (1)	2,191,356	532,546	146,605	352,969	$588,459	268,490	302,287
Total deposits	1,047,782	477,440	n/m	249,317	n/m	242,384	43,083
Period end
Total loans and leases	$907,819	$134,657	$95,972	$288,261	n/m	$105,928	$240,667
Total assets (1)	2,209,974	554,878	132,388	362,797	$615,297	297,330	247,284
Total deposits	1,105,261	498,669	n/m	269,738	n/m	266,188	36,061

	Year Ended December 31, 2011
	Total Corporation	Consumer & Business Banking	Consumer Real Estate Services	Global Banking	Global Markets	GWIM	All Other
Net interest income (FTE basis)	$45,588	$21,378	$3,207	$9,490	$3,682	$5,885	$1,946
Noninterest income (loss)	48,838	11,502	(6,361)	7,822	11,116	10,610	14,149
Total revenue, net of interest expense (FTE basis)	94,426	32,880	(3,154)	17,312	14,798	16,495	16,095
Provision for credit losses	13,410	3,490	4,524	(1,118)	(56)	398	6,172
Noninterest expense	80,274	17,719	21,791	8,884	12,244	13,383	6,253
Income (loss) before income taxes	742	11,671	(29,469)	9,546	2,610	2,714	3,670
Income tax expense (benefit) (FTE basis)	(704)	4,224	(10,004)	3,500	1,622	996	(1,042)
Net income (loss)	$1,446	$7,447	$(19,465)	$6,046	$988	$1,718	$4,712

Average
Total loans and leases	$938,096	$153,641	$119,820	$265,568	n/m	$96,974	$289,010
Total assets (1)	2,296,322	518,076	190,367	337,337	$590,474	279,815	380,253
Total deposits	1,035,802	462,087	n/m	237,312	n/m	241,535	62,582
Period end
Total loans and leases	$926,200	$146,378	$112,359	$278,177	n/m	$98,654	$272,385
Total assets (1)	2,129,046	521,097	163,712	348,773	$501,867	273,106	320,491
Total deposits	1,033,041	464,264	n/m	246,360	n/m	240,540	45,532

(1)	Total assets include asset allocations to match liabilities (i.e., deposits).

n/m = not meaningful

Certain prior period amounts have been reclassified among the segments to conform to the current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	16

Bank of America Corporation and Subsidiaries
Consumer & Business Banking Segment Results
(Dollars in millions)
	Year Ended December 31		Fourth Quarter 2012	Third Quarter 2012	Second Quarter 2012	First Quarter 2012	Fourth Quarter 2011
	2012	2011
Net interest income (FTE basis)	$19,125	$21,378	$4,689	$4,651	$4,705	$5,080	$5,080
Noninterest income:
Card income	5,261	6,286	1,327	1,325	1,331	1,278	1,303
Service charges	4,284	4,524	1,035	1,103	1,082	1,064	1,145
All other income (loss)	353	692	153	(9)	208	1	78
Total noninterest income	9,898	11,502	2,515	2,419	2,621	2,343	2,526
Total revenue, net of interest expense (FTE basis)	29,023	32,880	7,204	7,070	7,326	7,423	7,606

Provision for credit losses	3,941	3,490	963	970	1,131	877	1,297

Noninterest expense	16,793	17,719	4,121	4,061	4,360	4,251	4,429
Income before income taxes	8,289	11,671	2,120	2,039	1,835	2,295	1,880
Income tax expense (FTE basis)	2,968	4,224	692	754	680	842	638
Net income	$5,321	$7,447	$1,428	$1,285	$1,155	$1,453	$1,242

Net interest yield (FTE basis)	3.88%	4.45%	3.73%	3.74%	3.85%	4.22%	4.23%
Return on average allocated equity	9.92	14.07	10.48	9.47	8.69	11.04	9.30
Return on average economic capital (1)	23.01	33.52	23.94	21.77	20.29	26.13	22.08
Efficiency ratio (FTE basis)	57.86	53.89	57.21	57.43	59.52	57.26	58.24

Balance Sheet
Average
Total loans and leases	$136,171	$153,641	$132,421	$133,881	$136,872	$141,578	$147,150
Total earning assets (2)	492,965	480,590	500,625	494,485	492,085	484,565	476,399
Total assets (2)	532,546	518,076	540,695	533,981	531,747	523,658	515,339
Total deposits	477,440	462,087	486,467	480,342	476,580	466,240	459,819
Allocated equity	53,646	52,908	54,194	53,982	53,452	52,947	53,004
Economic capital (1)	23,178	22,273	23,777	23,535	22,967	22,425	22,417

Period end
Total loans and leases	$134,657	$146,378	$134,657	$133,308	$135,523	$138,909	$146,378
Total earning assets (2)	514,521	480,972	514,521	499,604	497,920	502,788	480,972
Total assets (2)	554,878	521,097	554,878	540,260	537,647	543,855	521,097
Total deposits	498,669	464,264	498,669	486,857	481,939	486,162	464,264

(1)
Return on average economic capital is calculated as net income, adjusted for cost of funds and earnings credits and certain expenses related to intangibles, divided by average economic capital. Economic capital represents allocated equity less goodwill and a percentage of intangible assets. Economic capital and return on average economic capital are non-GAAP financial measures. We believe the use of these non-GAAP financial measures provides additional clarity in assessing the results of the segments. Other companies may define or calculate these measures differently. (See Exhibit A: Non-GAAP Reconciliations - Reconciliations to GAAP Financial Measures on pages 47-50.)

(2)	Total earning assets and total assets include asset allocations to match liabilities (i.e., deposits).

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	17

Bank of America Corporation and Subsidiaries
Consumer & Business Banking Annual Results
(Dollars in millions)
	Year Ended December 31, 2012
	Total Consumer & Business Banking	Deposits	Card Services	Business Banking
Net interest income (FTE basis)	$19,125	$7,857	$10,047	$1,221
Noninterest income:
Card income	5,261	—	5,261	—
Service charges	4,284	3,922	1	361
All other income (loss)	353	276	(54)	131
Total noninterest income	9,898	4,198	5,208	492
Total revenue, net of interest expense (FTE basis)	29,023	12,055	15,255	1,713

Provision for credit losses	3,941	208	3,452	281

Noninterest expense	16,793	10,409	5,496	888
Income before income taxes	8,289	1,438	6,307	544
Income tax expense (FTE basis)	2,968	521	2,246	201
Net income	$5,321	$917	$4,061	$343

Net interest yield (FTE basis)	3.88%	1.81%	8.93%	2.68%
Return on average allocated equity	9.92	3.77	19.73	3.92
Return on average economic capital (1)	23.01	14.35	40.20	5.16
Efficiency ratio (FTE basis)	57.86	86.34	36.03	51.81

Balance Sheet
Average
Total loans and leases	$136,171	n/m	$111,642	$23,764
Total earning assets (2)	492,965	$433,908	112,489	45,549
Total assets (2)	532,546	460,074	118,763	52,690
Total deposits	477,440	434,261	n/m	42,837
Allocated equity	53,646	24,329	20,578	8,739
Economic capital (1)	23,178	6,405	10,131	6,642

Period end
Total loans and leases	$134,657	n/m	$110,380	$23,396
Total earning assets (2)	514,521	$455,999	110,831	44,712
Total assets (2)	554,878	482,339	117,904	51,655
Total deposits	498,669	455,871	n/m	42,382

	Year Ended December 31, 2011
	Total Consumer & Business Banking	Deposits	Card Services	Business Banking
Net interest income (FTE basis)	$21,378	$8,472	$11,502	$1,404
Noninterest income:
Card income	6,286	—	6,286	—
Service charges	4,524	4,000	—	524
All other income	692	224	328	140
Total noninterest income	11,502	4,224	6,614	664
Total revenue, net of interest expense (FTE basis)	32,880	12,696	18,116	2,068

Provision for credit losses	3,490	173	3,072	245

Noninterest expense	17,719	10,600	5,961	1,158
Income before income taxes	11,671	1,923	9,083	665
Income tax expense (FTE basis)	4,224	706	3,272	246
Net income	$7,447	$1,217	$5,811	$419

Net interest yield (FTE basis)	4.45%	2.02%	9.04%	3.23%
Return on average allocated equity	14.07	5.13	27.50	5.20
Return on average economic capital (1)	33.52	21.10	55.30	7.03
Efficiency ratio (FTE basis)	53.89	83.49	32.90	56.09

Balance Sheet
Average
Total loans and leases	$153,641	n/m	$126,083	$26,889
Total earning assets (2)	480,590	$419,996	127,258	43,542
Total assets (2)	518,076	446,475	130,254	51,553
Total deposits	462,087	421,106	n/m	40,679
Allocated equity	52,908	23,734	21,127	8,047
Economic capital (1)	22,273	5,786	10,538	5,949

Period end
Total loans and leases	$146,378	n/m	$120,668	$25,006
Total earning assets (2)	480,972	$419,215	121,991	46,516
Total assets (2)	521,097	446,274	127,623	53,950
Total deposits	464,264	421,871	n/m	41,519

For footnotes see page 20.
Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	18

Bank of America Corporation and Subsidiaries
Consumer & Business Banking Quarterly Results
(Dollars in millions)
	Fourth Quarter 2012
	Total Consumer & Business Banking	Deposits	Card Services	Business Banking
Net interest income (FTE basis)	$4,689	$1,941	$2,471	$277
Noninterest income:
Card income	1,327	—	1,327	—
Service charges	1,035	950	—	85
All other income	153	82	27	44
Total noninterest income	2,515	1,032	1,354	129
Total revenue, net of interest expense (FTE basis)	7,204	2,973	3,825	406

Provision for credit losses	963	57	886	20

Noninterest expense	4,121	2,589	1,325	207
Income before income taxes	2,120	327	1,614	179
Income tax expense (FTE basis)	692	111	515	66
Net income	$1,428	$216	$1,099	$113

Net interest yield (FTE basis)	3.73%	1.74%	9.02%	2.44%
Return on average allocated equity	10.48	3.42	21.17	5.33
Return on average economic capital (1)	23.94	11.99	42.77	7.09
Efficiency ratio (FTE basis)	57.21	87.11	34.66	50.71

Balance Sheet
Average
Total loans and leases	$132,421	n/m	$108,522	$23,064
Total earning assets (2)	500,625	$443,054	109,006	45,276
Total assets (2)	540,695	469,197	115,851	52,357
Total deposits	486,467	442,435	n/m	43,657
Allocated equity	54,194	25,076	20,652	8,466
Economic capital (1)	23,777	7,161	10,247	6,369

Period end
Total loans and leases	$134,657	n/m	$110,380	$23,396
Total earning assets (2)	514,521	$455,999	110,831	44,712
Total assets (2)	554,878	482,339	117,904	51,655
Total deposits	498,669	455,871	n/m	42,382

	Third Quarter 2012
	Total Consumer & Business Banking	Deposits	Card Services	Business Banking
Net interest income (FTE basis)	$4,651	$1,882	$2,479	$290
Noninterest income:
Card income	1,325	—	1,325	—
Service charges	1,103	1,012	—	91
All other income (loss)	(9)	63	(100)	28
Total noninterest income	2,419	1,075	1,225	119
Total revenue, net of interest expense (FTE basis)	7,070	2,957	3,704	409

Provision for credit losses	970	60	836	74

Noninterest expense	4,061	2,568	1,290	203
Income before income taxes	2,039	329	1,578	132
Income tax expense (FTE basis)	754	122	584	48
Net income	$1,285	$207	$994	$84

Net interest yield (FTE basis)	3.74%	1.71%	8.95%	2.57%
Return on average allocated equity	9.47	3.29	19.33	3.89
Return on average economic capital (1)	21.77	11.60	39.54	5.17
Efficiency ratio (FTE basis)	57.43	86.82	34.79	50.03

Balance Sheet
Average
Total loans and leases	$133,881	n/m	$109,707	$23,375
Total earning assets (2)	494,485	$437,234	110,233	44,974
Total assets (2)	533,981	463,248	116,760	51,929
Total deposits	480,342	436,688	n/m	43,294
Allocated equity	53,982	25,047	20,463	8,472
Economic capital (1)	23,535	7,127	10,034	6,374

Period end
Total loans and leases	$133,308	n/m	$109,358	$23,150
Total earning assets (2)	499,604	$442,960	109,865	44,532
Total assets (2)	540,260	468,885	116,921	52,207
Total deposits	486,857	442,875	n/m	43,055

For footnotes see page 20.
Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	19

Bank of America Corporation and Subsidiaries
Consumer & Business Banking Quarterly Results (continued)
(Dollars in millions)
	Fourth Quarter 2011
	Total Consumer & Business Banking	Deposits	Card Services	Business Banking
Net interest income (FTE basis)	$5,080	$1,999	$2,765	$316
Noninterest income:
Card income	1,303	—	1,303	—
Service charges	1,145	1,037	—	108
All other income (loss)	78	46	(14)	46
Total noninterest income	2,526	1,083	1,289	154
Total revenue, net of interest expense (FTE basis)	7,606	3,082	4,054	470

Provision for credit losses	1,297	57	1,138	102

Noninterest expense	4,429	2,779	1,377	273
Income before income taxes	1,880	246	1,539	95
Income tax expense (FTE basis)	638	92	511	35
Net income	$1,242	$154	$1,028	$60

Net interest yield (FTE basis)	4.23%	1.91%	8.96%	2.69%
Return on average allocated equity	9.30	2.57	19.80	2.77
Return on average economic capital (1)	22.08	10.41	40.71	3.68
Efficiency ratio (FTE basis)	58.24	90.15	33.97	58.39

Balance Sheet
Average
Total loans and leases	$147,150	n/m	$121,122	$25,306
Total earning assets (2)	476,399	$415,444	122,374	46,708
Total assets (2)	515,339	442,169	127,530	53,767
Total deposits	459,819	417,110	n/m	42,388
Allocated equity	53,004	23,861	20,610	8,533
Economic capital (1)	22,417	5,922	10,061	6,434

Period end
Total loans and leases	$146,378	n/m	$120,668	$25,006
Total earning assets (2)	480,972	$419,215	121,991	46,516
Total assets (2)	521,097	446,274	127,623	53,950
Total deposits	464,264	421,871	n/m	41,519

(1)
Return on average economic capital is calculated as net income, adjusted for cost of funds and earnings credits and certain expenses related to intangibles, divided by average economic capital. Economic capital represents allocated equity less goodwill and a percentage of intangible assets. Economic capital and return on average economic capital are non-GAAP financial measures. We believe the use of these non-GAAP financial measures provides additional clarity in assessing the results of the segments. Other companies may define or calculate these measures differently. (See Exhibit A: Non-GAAP Reconciliations - Reconciliations to GAAP Financial Measures on pages 47-50.)

(2)
For presentation purposes, in segments or businesses where the total of liabilities and equity exceeds assets, we allocate assets to match liabilities. As a result, total earning assets and total assets of the businesses may not equal total Consumer & Business Banking.

n/m = not meaningful

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	20

Bank of America Corporation and Subsidiaries
Consumer & Business Banking Key Indicators
(Dollars in millions)
	Year Ended December 31		Fourth Quarter 2012	Third Quarter 2012	Second Quarter 2012	First Quarter 2012	Fourth Quarter 2011
	2012	2011
Average deposit balances
Checking	$212,261	$194,814	$219,660	$213,860	$211,014	$204,412	$198,274
Savings	39,225	38,128	39,121	39,372	40,119	38,286	37,409
MMS	143,954	136,336	148,655	146,032	142,543	138,512	136,257
CDs and IRAs	77,729	88,812	74,634	76,840	78,642	80,844	83,719
Non-U.S. and other	4,271	3,997	4,397	4,238	4,262	4,186	4,160
Total average deposit balances	$477,440	$462,087	$486,467	$480,342	$476,580	$466,240	$459,819

Deposit spreads (excludes noninterest costs)
Checking	2.53%	3.16%	2.27%	2.45%	2.64%	2.81%	2.95%
Savings	2.71	3.27	2.48	2.62	2.78	2.97	3.11
MMS	1.20	1.40	1.11	1.15	1.22	1.30	1.35
CDs and IRAs	0.58	0.39	0.57	0.58	0.62	0.55	0.46
Non-U.S. and other	1.00	3.71	0.93	1.02	1.06	1.00	3.44
Total deposit spreads	1.81	2.12	1.66	1.75	1.87	1.96	2.03

Client brokerage assets	$75,946	$66,576	$75,946	$75,852	$72,226	$73,422	$66,576

Online banking active accounts (units in thousands)	29,638	29,870	29,638	29,809	30,232	30,439	29,870
Mobile banking active accounts (units in thousands)	12,013	9,166	12,013	11,097	10,290	9,702	9,166
Banking centers	5,478	5,702	5,478	5,540	5,594	5,651	5,702
ATMs	16,347	17,756	16,347	16,253	16,220	17,255	17,756

U.S. credit card
Loans
Average credit card outstandings	$94,863	$105,478	$92,849	$93,292	$95,018	$98,334	$102,241
Ending credit card outstandings	94,835	102,291	94,835	93,162	94,291	96,433	102,291
Credit quality
Net charge-offs	$4,632	$7,276	$978	$1,079	$1,244	$1,331	$1,432
	4.88%	6.90%	4.19%	4.60%	5.27%	5.44%	5.55%
30+ delinquency	$2,749	$3,823	$2,749	$2,855	$2,948	$3,384	$3,823
	2.90%	3.74%	2.90%	3.06%	3.13%	3.51%	3.74%
90+ delinquency	$1,438	$2,070	$1,438	$1,471	$1,594	$1,866	$2,070
	1.52%	2.02%	1.52%	1.58%	1.69%	1.93%	2.02%
Other U.S. credit card indicators
Gross interest yield	10.02%	10.25%	10.01%	10.04%	9.97%	10.06%	10.10%
Risk adjusted margin	7.54	5.81	8.48	7.66	7.51	6.54	6.77
New account growth (in thousands)	3,258	3,035	837	857	782	782	797
Purchase volumes	$193,500	$192,358	$51,628	$48,189	$48,886	$44,797	$50,901

Debit card data
Purchase volumes	$258,363	$250,545	$66,217	$64,121	$64,993	$63,032	$63,726

Business Banking
Loans
Average outstandings	$23,764	$26,889	$23,064	$23,375	$24,025	$24,603	$25,306

Credit spread	1.83%	2.36%	1.55%	1.76%	2.01%	2.01%	1.77%

Credit quality
Net charge-offs	$457	$462	$79	$150	$131	$97	$118
	1.92%	1.72%	1.37%	2.54%	2.21%	1.58%	1.85%
Nonperforming assets	$917	$1,300	$917	$1,075	$1,146	$1,228	$1,300
	3.92%	5.20%	3.92%	4.65%	4.84%	5.04%	5.20%

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	21

Bank of America Corporation and Subsidiaries
Consumer Real Estate Services Segment Results
(Dollars in millions; except as noted)
	Year Ended December 31		Fourth Quarter 2012	Third Quarter 2012	Second Quarter 2012	First Quarter 2012	Fourth Quarter 2011
	2012	2011
Net interest income (FTE basis)	$2,959	$3,207	$742	$728	$714	$775	$809
Noninterest income:
Mortgage banking income (loss)	5,531	(8,193)	(303)	2,192	1,811	1,831	2,329
Insurance income (loss)	6	750	(1)	—	1	6	(3)
All other income (loss)	263	1,082	30	176	(5)	62	140
Total noninterest income (loss)	5,800	(6,361)	(274)	2,368	1,807	1,899	2,466
Total revenue, net of interest expense (FTE basis)	8,759	(3,154)	468	3,096	2,521	2,674	3,275

Provision for credit losses	1,442	4,524	485	264	186	507	1,001

Goodwill impairment	—	2,603	—	—	—	—	—
All other noninterest expense	17,306	19,188	5,629	4,223	3,552	3,902	4,569
Loss before income taxes	(9,989)	(29,469)	(5,646)	(1,391)	(1,217)	(1,735)	(2,295)
Income tax benefit (FTE basis)	(3,482)	(10,004)	(1,924)	(515)	(451)	(592)	(853)
Net loss	$(6,507)	$(19,465)	$(3,722)	$(876)	$(766)	$(1,143)	$(1,442)

Net interest yield (FTE basis)	2.43%	2.07%	2.67%	2.41%	2.27%	2.39%	2.30%

Balance Sheet
Average
Total loans and leases	$104,754	$119,820	$97,912	$103,708	$106,725	$110,755	$116,993
Total earning assets	121,869	154,890	110,446	120,148	126,823	130,201	139,789
Total assets	146,605	190,367	132,963	141,779	152,777	159,105	171,763
Allocated equity	13,687	16,202	12,525	13,332	14,116	14,791	14,757
Economic capital (1)	13,687	14,852	12,525	13,332	14,116	14,791	14,757

Period end
Total loans and leases	$95,972	$112,359	$95,972	$99,890	$105,304	$109,264	$112,359
Total earning assets	108,286	132,381	108,286	114,225	124,854	130,420	132,381
Total assets	132,388	163,712	132,388	139,366	147,638	158,207	163,712

Period end (in billions)
Mortgage servicing portfolio (2)	$1,367.8	$1,763.0	$1,367.8	$1,475.7	$1,586.4	$1,686.7	$1,763.0

(1)
Economic capital represents allocated equity less goodwill and a percentage of intangible assets (excluding mortgage servicing rights). Economic capital is a non-GAAP financial measure. We believe the use of this non-GAAP financial measure provides additional clarity in assessing the results of the segment. Other companies may define or calculate this measure differently. (See Exhibit A: Non-GAAP Reconciliations - Reconciliations to GAAP Financial Measures on pages 47-50.)

(2)	Includes servicing of residential mortgage loans, home equity lines of credit, home equity loans and discontinued real estate mortgage loans.

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	22

Bank of America Corporation and Subsidiaries
Consumer Real Estate Services Annual Results (1)
(Dollars in millions)
	Year Ended December 31, 2012
	Total Consumer Real Estate Services	Home Loans	Legacy Assets & Servicing
Net interest income (FTE basis)	$2,959	$1,361	$1,598
Noninterest income:
Mortgage banking income	5,531	3,284	2,247
Insurance income	6	6	—
All other income (loss)	263	(5)	268
Total noninterest income	5,800	3,285	2,515
Total revenue, net of interest expense (FTE basis)	8,759	4,646	4,113

Provision for credit losses	1,442	72	1,370

Noninterest expense	17,306	3,171	14,135
Income (loss) before income taxes	(9,989)	1,403	(11,392)
Income tax expense (benefit) (FTE basis)	(3,482)	511	(3,993)
Net income (loss)	$(6,507)	$892	$(7,399)

Balance Sheet
Average
Total loans and leases	$104,754	$50,023	$54,731
Total earning assets	121,869	56,581	65,288
Total assets	146,605	57,550	89,055
Allocated equity	13,687	n/a	n/a
Economic capital (2)	13,687	n/a	n/a

Period end
Total loans and leases	$95,972	$47,742	$48,230
Total earning assets	108,286	54,394	53,892
Total assets	132,388	55,463	76,925

	Year Ended December 31, 2011
	Total Consumer Real Estate Services	Home Loans	Legacy Assets & Servicing
Net interest income (FTE basis)	$3,207	$1,828	$1,379
Noninterest income:
Mortgage banking income (loss)	(8,193)	2,312	(10,505)
Insurance income	750	750	—
All other income	1,082	971	111
Total noninterest income (loss)	(6,361)	4,033	(10,394)
Total revenue, net of interest expense (FTE basis)	(3,154)	5,861	(9,015)

Provision for credit losses	4,524	233	4,291

Goodwill impairment	2,603	—	2,603
All other noninterest expense	19,188	4,563	14,625
Income (loss) before income taxes	(29,469)	1,065	(30,534)
Income tax expense (benefit) (FTE basis)	(10,004)	396	(10,400)
Net income (loss)	$(19,465)	$669	$(20,134)

Balance Sheet
Average
Total loans and leases	$119,820	$54,663	$65,157
Total earning assets	154,890	70,488	84,402
Total assets	190,367	71,508	118,859
Allocated equity	16,202	n/a	n/a
Economic capital (2)	14,852	n/a	n/a

Period end
Total loans and leases	$112,359	$52,371	$59,988
Total earning assets	132,381	58,819	73,562
Total assets	163,712	59,647	104,065

For footnotes see page 25.
Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	23

Bank of America Corporation and Subsidiaries
Consumer Real Estate Services Quarterly Results (1)
(Dollars in millions)
	Fourth Quarter 2012
	Total Consumer Real Estate Services	Home Loans	Legacy Assets & Servicing
Net interest income (FTE basis)	$742	$348	$394
Noninterest income:
Mortgage banking income (loss)	(303)	891	(1,194)
Insurance loss	(1)	(1)	—
All other income	30	14	16
Total noninterest income (loss)	(274)	904	(1,178)
Total revenue, net of interest expense (FTE basis)	468	1,252	(784)

Provision for credit losses	485	77	408

Noninterest expense	5,629	740	4,889
Income (loss) before income taxes	(5,646)	435	(6,081)
Income tax expense (benefit) (FTE basis)	(1,924)	154	(2,078)
Net income (loss)	$(3,722)	$281	$(4,003)

Balance Sheet
Average
Total loans and leases	$97,912	$48,312	$49,600
Total earning assets	110,446	54,720	55,726
Total assets	132,963	55,609	77,354
Allocated equity	12,525	n/a	n/a
Economic capital (2)	12,525	n/a	n/a

Period end
Total loans and leases	$95,972	$47,742	$48,230
Total earning assets	108,286	54,394	53,892
Total assets	132,388	55,463	76,925

	Third Quarter 2012
	Total Consumer Real Estate Services	Home Loans	Legacy Assets & Servicing
Net interest income (FTE basis)	$728	$336	$392
Noninterest income:
Mortgage banking income	2,192	853	1,339
All other income (loss)	176	(10)	186
Total noninterest income	2,368	843	1,525
Total revenue, net of interest expense (FTE basis)	3,096	1,179	1,917

Provision for credit losses	264	(23)	287

Noninterest expense	4,223	783	3,440
Income (loss) before income taxes	(1,391)	419	(1,810)
Income tax expense (benefit) (FTE basis)	(515)	155	(670)
Net income (loss)	$(876)	$264	$(1,140)

Balance Sheet
Average
Total loans and leases	$103,708	$49,561	$54,147
Total earning assets	120,148	56,285	63,863
Total assets	141,779	57,370	84,409
Allocated equity	13,332	n/a	n/a
Economic capital (2)	13,332	n/a	n/a

Period end
Total loans and leases	$99,890	$48,865	$51,025
Total earning assets	114,225	56,137	58,088
Total assets	139,366	57,335	82,031

For footnotes see page 25.
Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	24

Bank of America Corporation and Subsidiaries
Consumer Real Estate Services Quarterly Results (1) (continued)
(Dollars in millions)
	Fourth Quarter 2011
	Total Consumer Real Estate Services	Home Loans	Legacy Assets & Servicing
Net interest income (FTE basis)	$809	$384	$425
Noninterest income:
Mortgage banking income	2,329	439	1,890
Insurance loss	(3)	(3)	—
All other income	140	100	40
Total noninterest income	2,466	536	1,930
Total revenue, net of interest expense (FTE basis)	3,275	920	2,355

Provision for credit losses	1,001	62	939

Noninterest expense	4,569	726	3,843
Income (loss) before income taxes	(2,295)	132	(2,427)
Income tax expense (benefit) (FTE basis)	(853)	50	(903)
Net income (loss)	$(1,442)	$82	$(1,524)

Balance Sheet
Average
Total loans and leases	$116,993	$54,301	$62,692
Total earning assets	139,789	63,733	76,056
Total assets	171,763	64,988	106,775
Allocated equity	14,757	n/a	n/a
Economic capital (2)	14,757	n/a	n/a

Period end
Total loans and leases	$112,359	$52,371	$59,988
Total earning assets	132,381	58,819	73,562
Total assets	163,712	59,647	104,065

(1)
Consumer Real Estate Services includes Home Loans and Legacy Assets & Servicing. The results of certain mortgage servicing rights activities, including net hedge results, which were previously included in Home Loans, together with any related assets or liabilities used as economic hedges are included in Legacy Assets & Servicing. The goodwill asset and related impairment charge that was recorded in 2011 are included in Legacy Assets & Servicing.

(2)
Economic capital represents allocated equity less goodwill and a percentage of intangible assets (excluding mortgage servicing rights). Economic capital is a non-GAAP financial measure. We believe the use of this non-GAAP financial measure provides additional clarity in assessing the results of the segment. Other companies may define or calculate this measure differently. (See Exhibit A: Non-GAAP Reconciliations - Reconciliations to GAAP Financial Measures on pages 47-50.)

n/a = not applicable

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	25

Bank of America Corporation and Subsidiaries
Consumer Real Estate Services Key Indicators
(Dollars in millions, except as noted)
	Year Ended December 31				Fourth Quarter 2012		Third Quarter 2012		Second Quarter 2012		First Quarter 2012		Fourth Quarter 2011
	2012		2011
Mortgage servicing rights at fair value rollforward:
Balance, beginning of period	$7,378		$14,900		$5,087		$5,708		$7,589		$7,378		$7,880
Net additions	252		760		97		85		(7)		77		(290)
Impact of customer payments (1)	(1,484)		(2,621)		(335)		(346)		(282)		(521)		(612)
Other changes in mortgage servicing rights fair value (2)	(430)		(5,661)		867		(360)		(1,592)		655		400
Balance, end of period	$5,716		$7,378		$5,716		$5,087		$5,708		$7,589		$7,378

Capitalized mortgage servicing rights (% of loans serviced for investors)	55	bps	54	bps	55	bps	45	bps	47	bps	58	bps	54	bps
Mortgage loans serviced for investors (in billions)	$1,045		$1,379		$1,045		$1,142		$1,224		$1,313		$1,379

Loan production:
Total Corporation (3)
First mortgage	$75,074		$151,756		$21,516		$20,315		$18,005		$15,238		$21,614
First mortgage (excluding correspondent lending)	75,074		80,300		21,516		20,315		18,005		15,238		15,141
Home equity	3,585		4,388		962		933		930		760		759
Consumer Real Estate Services
First mortgage	$58,518		$139,273		$16,561		$15,566		$14,206		$12,185		$18,053
First mortgage (excluding correspondent lending)	58,518		67,817		16,561		15,566		14,206		12,185		11,580
Home equity	2,832		3,694		765		746		724		597		580

Mortgage banking income (loss)
Production income (loss):
Core production revenue	$3,730		$2,797		$974		$942		$885		$929		$502
Representations and warranties provision	(3,939)		(15,591)		(2,955)		(307)		(395)		(282)		(264)
Total production income (loss)	(209)		(12,794)		(1,981)		635		490		647		238
Servicing income:
Servicing fees	4,734		6,035		1,112		1,088		1,205		1,329		1,335
Impact of customer payments (1)	(1,484)		(2,621)		(335)		(346)		(282)		(521)		(612)
Fair value changes of mortgage servicing rights, net of economic hedge results (4)	1,845		655		897		560		194		194		1,165
Other servicing-related revenue	645		532		4		255		204		182		203
Total net servicing income	5,740		4,601		1,678		1,557		1,321		1,184		2,091
Total Consumer Real Estate Services mortgage banking income (loss)	5,531		(8,193)		(303)		2,192		1,811		1,831		2,329
Other business segments’ mortgage banking loss (5)	(781)		(637)		(237)		(173)		(152)		(219)		(210)
Total consolidated mortgage banking income (loss)	$4,750		$(8,830)		$(540)		$2,019		$1,659		$1,612		$2,119

(1)	Represents the change in the market value of the mortgage servicing rights asset due to the impact of customer payments received during the year.

(2)	These amounts reflect the change in discount rates and prepayment speed assumptions, mostly due to changes in interest rates, as well as the effect of changes in other assumptions.

(3)	In addition to loan production in Consumer Real Estate Services, the remaining first mortgage and home equity loan production is primarily in GWIM.

(4)	Includes gains and losses on sales of mortgage servicing rights.

(5)	Includes the effect of transfers of mortgage loans from Consumer Real Estate Services to the asset and liability management portfolio included in All Other.

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	26

Bank of America Corporation and Subsidiaries
Global Banking Segment Results
(Dollars in millions)
	Year Ended December 31		Fourth Quarter 2012	Third Quarter 2012	Second Quarter 2012	First Quarter 2012	Fourth Quarter 2011
	2012	2011
Net interest income (FTE basis)	$9,225	$9,490	$2,377	$2,265	$2,184	$2,399	$2,309
Noninterest income:
Service charges	3,168	3,420	751	795	815	807	802
Investment banking income	2,787	3,061	842	662	632	651	629
All other income	2,027	1,341	356	424	655	592	262
Total noninterest income	7,982	7,822	1,949	1,881	2,102	2,050	1,693
Total revenue, net of interest expense (FTE basis)	17,207	17,312	4,326	4,146	4,286	4,449	4,002

Provision for credit losses	(103)	(1,118)	180	68	(113)	(238)	(256)

Noninterest expense	8,308	8,884	1,946	2,021	2,165	2,176	2,136
Income before income taxes	9,002	9,546	2,200	2,057	2,234	2,511	2,122
Income tax expense (FTE basis)	3,277	3,500	768	761	827	921	785
Net income	$5,725	$6,046	$1,432	$1,296	$1,407	$1,590	$1,337

Net interest yield (FTE basis)	3.01%	3.26%	2.96%	2.92%	2.97%	3.18%	3.04%
Return on average equity	12.47	12.76	12.47	11.15	12.31	13.98	11.51
Return on average economic capital (1)	27.21	26.59	27.32	24.14	26.83	30.67	25.06
Efficiency ratio (FTE basis)	48.28	51.31	44.95	48.74	50.53	48.92	53.36

Balance Sheet
Average
Total loans and leases	$272,625	$265,568	$278,218	$267,390	$267,813	$277,076	$276,850
Total earnings assets (2)	306,724	290,797	319,325	308,357	295,915	303,142	300,912
Total assets (2)	352,969	337,337	366,396	355,670	341,151	348,483	347,255
Total deposits	249,317	237,312	268,045	252,226	239,161	237,598	240,757
Allocated equity	45,907	47,384	45,729	46,223	45,958	45,719	46,087
Economic capital (1)	21,053	22,761	20,880	21,371	21,102	20,858	21,188

Period end
Total loans and leases	$288,261	$278,177	$288,261	$272,052	$265,395	$272,286	$278,177
Total earnings assets (2)	315,638	301,662	315,638	308,370	293,840	293,509	301,662
Total assets (2)	362,797	348,773	362,797	355,417	340,744	340,740	348,773
Total deposits	269,738	246,360	269,738	260,030	241,529	237,697	246,360

(1)
Return on average economic capital is calculated as net income, adjusted for cost of funds and earnings credit and certain expenses related to intangibles, divided by average economic capital. Economic capital represents allocated equity less goodwill and a percentage of intangible assets. Economic capital and return on average economic capital are non-GAAP financial measures. We believe the use of these non-GAAP financial measures provide additional clarity in assessing the results of the segments. Other companies may define or calculate this measure differently. (See Exhibit A: Non-GAAP Reconciliations - Reconciliations to GAAP Financial Measures on pages 47-50.)

(2)	Total earning assets and total assets include asset allocations to match liabilities (i.e., deposits).

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	27

Bank of America Corporation and Subsidiaries
Global Banking Key Indicators
(Dollars in millions)
	Year Ended December 31		Fourth Quarter 2012	Third Quarter 2012	Second Quarter 2012	First Quarter 2012	Fourth Quarter 2011
	2012	2011
Investment Banking fees (1)
Advisory (2)	$995	$1,183	$284	$207	$314	$190	$265
Debt issuance	1,385	1,287	450	341	247	347	253
Equity issuance	407	591	108	114	71	114	111
Total Investment Banking fees (3)	$2,787	$3,061	$842	$662	$632	$651	$629

Business Lending
Corporate	$3,202	$3,240	$692	$780	$850	$880	$693
Commercial	4,585	4,996	1,151	1,147	1,134	1,153	1,186
Total Business Lending revenue (3)	$7,787	$8,236	$1,843	$1,927	$1,984	$2,033	$1,879

Treasury Services
Corporate	$2,629	$2,507	$716	$649	$620	$644	$632
Commercial	3,561	3,489	864	871	889	937	900
Total Treasury Services revenue (3)	$6,190	$5,996	$1,580	$1,520	$1,509	$1,581	$1,532

Average deposit balances
Interest-bearing	$75,549	$90,219	$77,592	$73,931	$74,387	$76,280	$78,626
Noninterest-bearing	173,768	147,093	190,453	178,295	164,774	161,318	162,131
Total average deposits	$249,317	$237,312	$268,045	$252,226	$239,161	$237,598	$240,757

Loan spread	1.85%	2.03%	1.81%	1.86%	1.82%	1.90%	1.85%

Provision for credit losses	$(103)	$(1,118)	$180	$68	$(113)	$(238)	$(256)

Credit quality (4, 5)
Reservable utilized criticized exposure	$11,029	$20,072	$11,029	$12,390	$14,843	$17,983	$20,072
	3.82%	7.05%	3.82%	4.50%	5.42%	6.43%	7.05%

Nonperforming loans, leases and foreclosed properties	$2,110	$4,646	$2,110	$2,647	$3,305	$4,130	$4,646
	0.74%	1.70%	0.74%	0.99%	1.27%	1.54%	1.70%

Average loans and leases by product
U.S. commercial	$127,886	$119,840	$131,326	$125,910	$125,425	$128,866	$124,887
Commercial real estate	32,841	37,665	33,433	31,947	32,335	33,651	34,604
Commercial lease financing	23,446	23,166	24,057	23,214	23,123	23,387	23,050
Non-U.S. commercial	50,416	42,589	53,392	50,032	49,088	49,125	50,877
Direct/Indirect consumer	38,030	42,288	36,003	36,283	37,833	42,040	43,427
Other	6	20	7	4	9	7	5
Total average loans and leases	$272,625	$265,568	$278,218	$267,390	$267,813	$277,076	$276,850

Total Corporation Investment Banking fees
Advisory (2)	$1,066	$1,248	$301	$221	$341	$203	$273
Debt issuance	3,362	2,878	1,078	865	645	774	587
Equity issuance	1,026	1,459	250	279	192	305	268
Total investment banking fees	5,454	5,585	1,629	1,365	1,178	1,282	1,128
Self-led	(155)	(368)	(29)	(29)	(32)	(65)	(115)
Total Investment Banking fees	$5,299	$5,217	$1,600	$1,336	$1,146	$1,217	$1,013

(1)	Investment banking fees represent total investment banking fees for Global Banking inclusive of self-led deals and fees included within Business Lending.

(2)	Advisory includes fees on debt and equity advisory and mergers and acquisitions.

(3)
Investment banking fees represent only the fee component of Global Banking and do not include certain less significant items shared with the Investment Banking Group under internal revenue sharing agreements.

(4)
Criticized exposure corresponds to the Special Mention, Substandard and Doubtful asset categories defined by regulatory authorities. The reservable criticized exposure is on an end-of-period basis and is also shown as a percentage of total commercial utilized reservable criticized exposure, including loans and leases, standby letters of credit, financial guarantees, commercial letters of credit and bankers' acceptances.

(5)	Nonperforming loans, leases and foreclosed properties are on an end-of-period basis. The nonperforming ratio is nonperforming assets divided by loans, leases and foreclosed properties.

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	28

Bank of America Corporation and Subsidiaries
Investment Banking Product Rankings

	Year Ended December 31, 2012
	Global		U.S.
	Product Ranking	Market Share	Product Ranking	Market Share
High-yield corporate debt	2	9.7%	2	11.1%
Leveraged loans	2	9.8	2	13.1
Mortgage-backed securities	4	8.0	4	9.4
Asset-backed securities	2	11.4	2	14.4
Convertible debt	4	8.7	3	14.9
Common stock underwriting	5	6.8	3	10.7
Investment-grade corporate debt	3	5.5	2	11.5
Syndicated loans	2	8.6	2	13.8
Net investment banking revenue	2	6.6	2	9.8
Announced mergers and acquisitions	8	14.4	5	15.7
Equity capital markets	5	7.0	3	11.1
Debt capital markets	5	5.1	4	8.8
Source: Dealogic data as of January 2, 2013. Figures above include self-led transactions.

•	Rankings based on deal volumes except for net investment banking revenue rankings which reflect fees.

•	Debt capital markets excludes loans but includes agencies.

•	Mergers and acquisitions fees included in investment banking revenues reflect 10 percent fee credit at announcement and 90 percent fee credit at completion as per Dealogic.

•	Mergers and acquisitions volume rankings are for announced transactions and provide credit to all investment banks advising the target or acquiror.
Highlights

Global top 3 rankings in:
High-yield corporate debt	Investment-grade corporate debt
Leveraged loans	Syndicated loans
Asset-backed securities

U.S. top 3 rankings in:
High-yield corporate debt	Common stock underwriting
Leveraged loans	Investment-grade corporate debt
Asset-backed securities	Syndicated loans
Convertible debt	Equity capital markets

Top 3 rankings excluding self-led deals:

Global:	High-yield corporate debt, Leveraged loans, Asset-backed securities, Investment-grade corporate debt, Syndicated loans

U.S.:	High-yield corporate debt, Leveraged loans, Asset-backed securities, Convertible debt, Common stock underwriting, Investment-grade corporate debt, Syndicated loans, Equity capital markets

This information is preliminary and based on company data available at the time of the presentation.	29

Bank of America Corporation and Subsidiaries
Global Markets Segment Results
(Dollars in millions)
	Year Ended December 31		Fourth Quarter 2012	Third Quarter 2012	Second Quarter 2012	First Quarter 2012	Fourth Quarter 2011
	2012	2011
Net interest income (FTE basis)	$3,310	$3,682	$1,016	$846	$650	$798	$864
Noninterest income:
Investment and brokerage services	1,820	2,249	430	428	448	514	450
Investment banking fees	2,214	2,214	668	552	438	556	425
Trading account profits	5,706	6,417	726	1,237	1,706	2,037	369
All other income (loss)	469	236	4	46	127	292	(301)
Total noninterest income	10,209	11,116	1,828	2,263	2,719	3,399	943
Total revenue, net of interest expense (FTE basis) (1)	13,519	14,798	2,844	3,109	3,369	4,197	1,807

Provision for credit losses	3	(56)	16	21	(14)	(20)	(18)

Noninterest expense	10,839	12,244	2,498	2,548	2,715	3,078	2,895
Income (loss) before income taxes	2,677	2,610	330	540	668	1,139	(1,070)
Income tax expense (benefit) (FTE basis)	1,623	1,622	178	899	206	340	(302)
Net income (loss)	$1,054	$988	$152	$(359)	$462	$799	$(768)

Return on average allocated equity	5.99%	4.36%	3.39%	n/m	10.84%	17.55%	n/m
Return on average economic capital (2)	8.20	5.54	4.63	n/m	14.91	23.58	n/m
Efficiency ratio (FTE basis)	80.18	82.75	87.82	81.95%	80.62	73.34	n/m

Balance Sheet
Average
Total trading-related assets (3)	$466,045	$472,446	$493,188	$462,138	$459,869	$448,731	$444,319
Total earning assets (3)	449,660	445,574	482,366	446,948	444,584	424,414	414,186
Total assets	588,459	590,474	628,449	584,345	581,999	558,650	552,911
Allocated equity	17,595	22,671	17,859	17,070	17,136	18,317	19,806
Economic capital (2)	12,956	18,046	13,210	12,419	12,527	13,669	15,154

Period end
Total trading-related assets (3)	$465,836	$397,876	$465,836	$455,161	$443,948	$440,091	$397,876
Total earning assets (3)	474,335	372,894	474,335	445,230	428,972	417,633	372,894
Total assets	615,297	501,867	615,297	583,223	561,847	548,611	501,867

Trading-related assets (average)
Trading account securities	$197,618	$197,735	$220,434	$193,694	$190,250	$185,890	$172,955
Reverse repurchases	162,348	165,447	166,399	162,040	160,832	160,079	162,507
Securities borrowed	51,188	48,050	52,391	51,757	53,297	47,286	46,476
Derivative assets	54,891	61,214	53,964	54,647	55,490	55,476	62,381
Total trading-related assets (3)	$466,045	$472,446	$493,188	$462,138	$459,869	$448,731	$444,319

(1)
Substantially all of Global Markets total revenue is sales and trading revenue and investment banking fees, with a small portion related to certain revenue sharing agreements with other business segments. For additional sales and trading revenue information, see page 31.

(2)
Return on average economic capital is calculated as net income, adjusted for cost of funds and earnings credits and certain expenses related to intangibles, divided by average economic capital. Economic capital represents allocated equity less goodwill and a percentage of intangible assets. Economic capital and return on average economic capital are non-GAAP financial measures. We believe the use of these non-GAAP financial measures provides additional clarity in assessing the results of the segments. Other companies may define or calculate these measures differently. (See Exhibit A: Non-GAAP Reconciliations - Reconciliations to GAAP Financial Measures on pages 47-50.)

(3)	Trading related assets include assets which are not considered earning assets (i.e., derivative assets).

n/m = not meaningful

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	30

Bank of America Corporation and Subsidiaries
Global Markets Key Indicators
(Dollars in millions)
	Year Ended December 31		Fourth Quarter 2012	Third Quarter 2012	Second Quarter 2012	First Quarter 2012	Fourth Quarter 2011
	2012	2011
Sales and trading revenue (1)
Fixed income, currency and commodities	$8,812	$8,897	$1,551	$2,000	$2,418	$2,843	$808
Equities	3,014	3,957	674	667	761	912	673
Total sales and trading revenue	$11,826	$12,854	$2,225	$2,667	$3,179	$3,755	$1,481

Sales and trading revenue, excluding net DVA
Fixed income, currency and commodities	$11,007	$8,103	$1,788	$2,534	$2,555	$4,130	$1,303
Equities	3,267	3,750	713	715	780	1,059	652
Total sales and trading revenue, excluding net DVA	$14,274	$11,853	$2,501	$3,249	$3,335	$5,189	$1,955

Sales and trading revenue breakdown
Net interest income	$3,310	$3,682	$1,016	$846	$650	$798	$864
Commissions	1,820	2,249	430	428	448	514	450
Trading	5,706	6,417	726	1,237	1,706	2,037	369
Other	990	506	53	156	375	406	(202)
Total sales and trading revenue	$11,826	$12,854	$2,225	$2,667	$3,179	$3,755	$1,481

(1)
Includes Global Banking sales and trading revenue of $521 million and $270 million for the years ended December 31, 2012 and 2011; $49 million, $110 million, $248 million and $114 million for the fourth, third, second and first quarters of 2012, respectively, and $99 million for the fourth quarter of 2011.

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	31

Bank of America Corporation and Subsidiaries
Global Wealth & Investment Management Segment Results
(Dollars in millions)
	Year Ended December 31		Fourth Quarter 2012	Third Quarter 2012	Second Quarter 2012	First Quarter 2012	Fourth Quarter 2011
	2012	2011
Net interest income (FTE basis)	$5,827	$5,885	$1,490	$1,413	$1,393	$1,531	$1,448
Noninterest income:
Investment and brokerage services	8,849	8,750	2,272	2,181	2,221	2,175	2,069
All other income	1,841	1,860	432	489	480	440	426
Total noninterest income	10,690	10,610	2,704	2,670	2,701	2,615	2,495
Total revenue, net of interest expense (FTE basis)	16,517	16,495	4,194	4,083	4,094	4,146	3,943

Provision for credit losses	266	398	112	61	47	46	118

Noninterest expense	12,755	13,383	3,195	3,128	3,188	3,244	3,392
Income before income taxes	3,496	2,714	887	894	859	856	433
Income tax expense (FTE basis)	1,273	996	309	332	318	314	161
Net income	$2,223	$1,718	$578	$562	$541	$542	$272

Net interest yield (FTE basis)	2.34%	2.26%	2.30%	2.28%	2.31%	2.46%	2.25%
Return on average allocated equity	12.53	9.90	12.43	12.27	12.48	12.99	6.22
Return on average economic capital (1)	30.52	25.46	28.46	28.81	31.35	34.37	16.02
Efficiency ratio (FTE basis)	77.22	81.13	76.15	76.62	77.89	78.23	86.02

Balance sheet
Average
Total loans and leases	$100,456	$96,974	$103,785	$101,016	$98,964	$98,016	$97,722
Total earning assets (2)	249,368	260,479	257,350	246,637	242,806	250,623	254,980
Total assets (2)	268,490	279,815	276,431	265,672	262,158	269,642	273,874
Total deposits	242,384	241,535	249,658	241,411	238,540	239,859	237,098
Allocated equity	17,739	17,352	18,508	18,229	17,421	16,784	17,366
Economic capital (1)	7,359	6,866	8,149	7,840	7,011	6,420	6,914

Period end
Total loans and leases	$105,928	$98,654	$105,928	$102,390	$100,261	$97,953	$98,654
Total earning assets (2)	277,107	253,407	277,107	248,771	243,515	244,137	253,407
Total assets (2)	297,330	273,106	297,330	268,441	263,039	263,535	273,106
Total deposits	266,188	240,540	266,188	243,518	237,339	239,915	240,540

(1)
Return on average economic capital is calculated as net income adjusted for cost of funds and earnings credits and certain expenses related to intangibles, divided by average economic capital. Economic capital represents allocated equity less goodwill and a percentage of intangible assets. Economic capital and return on average economic capital are non-GAAP financial measures. We believe the use of these non-GAAP financial measures provides additional clarity in assessing the results of the segments. Other companies may define or calculate these measures differently. (See Exhibit A: Non-GAAP Reconciliations - Reconciliations to GAAP Financial Measures on pages 47-50.)

(2)	Total earning assets and total assets include asset allocations to match liabilities (i.e., deposits).

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	32

Bank of America Corporation and Subsidiaries
Global Wealth & Investment Management Key Indicators
(Dollars in millions, except as noted)
	Year Ended December 31		Fourth Quarter 2012	Third Quarter 2012	Second Quarter 2012	First Quarter 2012	Fourth Quarter 2011
	2012	2011
Revenues
Merrill Lynch Global Wealth Management	$13,849	$13,718	$3,530	$3,436	$3,415	$3,468	$3,239
U.S. Trust	2,594	2,693	660	627	654	653	679
Other (1)	74	84	4	20	25	25	25
Total revenues	$16,517	$16,495	$4,194	$4,083	$4,094	$4,146	$3,943

Client Balances
Client Balances by Business
Merrill Lynch Global Wealth Management	$1,758,496	$1,640,283	$1,758,496	$1,746,191	$1,689,257	$1,723,402	$1,640,283
U.S. Trust	341,292	324,003	341,292	332,792	323,711	333,876	324,003
Other (1)	66,874	66,182	66,874	64,239	66,091	66,309	66,182

Client Balances by Type
Assets under management	$698,095	$635,570	$698,095	$692,854	$667,452	$677,602	$635,570
Client brokerage assets	975,388	944,532	975,388	985,699	959,210	989,860	944,532
Assets in custody	117,686	107,982	117,686	115,350	111,351	114,931	107,982
Client deposits	266,188	240,540	266,188	243,518	237,339	239,915	240,540
Loans and leases (2)	109,305	101,844	109,305	105,801	103,707	101,279	101,844
Total client balances	$2,166,662	$2,030,468	$2,166,662	$2,143,222	$2,079,059	$2,123,587	$2,030,468

Assets Under Management Flows
Liquidity assets under management (3)	$618	$(11,969)	$2,545	$(1,875)	$(122)	$70	$1,029
Long-term assets under management (4)	26,390	28,388	9,120	5,779	3,796	7,695	4,813
Total assets under management flows	$27,008	$16,419	$11,665	$3,904	$3,674	$7,765	$5,842

Associates (5)
Number of Financial Advisors	16,413	16,457	16,413	16,784	16,760	16,708	16,457
Total Wealth Advisors	17,642	17,796	17,642	18,063	18,053	18,018	17,796
Total Client Facing Professionals	20,408	20,841	20,408	20,832	20,862	21,024	20,841

Merrill Lynch Global Wealth Management Metrics
Financial Advisory Productivity (6) (in thousands)	$909	$938	$935	$903	$903	$897	$872

U.S. Trust Metrics
Client Facing Professionals	2,077	2,247	2,077	2,120	2,161	2,223	2,247

(1)	Other includes the results of BofA Global Capital Management and other administrative items.

(2)	Includes margin receivables which are classified in customer and other receivables on the Corporation's Consolidated Balance Sheet.

(3)
Defined as assets under advisory and discretion of GWIM in which the investment strategy seeks a high level of income while maintaining liquidity and capital preservation. The duration of these strategies is less than one year.

(4)	Defined as assets under advisory and discretion of GWIM in which the duration of the investment strategy is longer than one year.

(5)
Includes Financial Advisors in Consumer & Business Banking of 1,496 and 1,143 at December 31, 2012 and 2011, and 1,496, 1,457, 1,383, 1,337 and 1,143 at December 31, 2012, September 30, 2012, June 30, 2012, March 31, 2012 and December 31, 2011, respectively.

(6)
Financial Advisor Productivity is defined as annualized Merrill Lynch Global Wealth Management total revenue divided by the total number of financial advisors (excluding Financial Advisors in Consumer & Business Banking). Total revenue excludes corporate allocation of net interest income related to certain ALM activities.

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	33

Bank of America Corporation and Subsidiaries
All Other Results (1)
(Dollars in millions)
	Year Ended December 31		Fourth Quarter 2012	Third Quarter 2012	Second Quarter 2012	First Quarter 2012	Fourth Quarter 2011
	2012	2011
Net interest income (FTE basis)	$1,111	$1,946	$241	$264	$136	$470	$449
Noninterest income:
Card income	360	465	96	93	84	87	91
Equity investment income (loss)	1,135	7,105	570	172	(36)	429	3,136
Gains on sales of debt securities	1,510	3,097	116	328	354	712	1,101
All other income (loss)	(4,906)	3,482	(1,168)	(1,704)	68	(2,102)	(264)
Total noninterest income (loss)	(1,901)	14,149	(386)	(1,111)	470	(874)	4,064
Total revenue, net of interest expense (FTE basis)	(790)	16,095	(145)	(847)	606	(404)	4,513

Provision for credit losses	2,620	6,172	448	390	536	1,246	792

Goodwill impairment	—	581	—	—	—	—	581
Merger and restructuring charges	—	638	—	—	—	—	101
All other noninterest expense	6,092	5,034	971	1,563	1,068	2,490	1,419
Income (loss) before income taxes	(9,502)	3,670	(1,564)	(2,800)	(998)	(4,140)	1,620
Income tax expense (benefit) (FTE basis)	(5,874)	(1,042)	(2,428)	(1,232)	(662)	(1,552)	270
Net income (loss)	$(3,628)	$4,712	$864	$(1,568)	$(336)	$(2,588)	$1,350

Balance Sheet
Average
Total loans and leases	$258,012	$289,010	$245,820	$254,894	$262,431	$269,074	$277,744
Total assets (2)	302,287	380,253	265,431	291,865	324,731	327,636	346,425
Total deposits	43,083	62,582	36,939	39,262	43,718	52,524	58,946
Allocated equity (3)	87,103	72,578	89,697	87,203	87,475	84,008	77,215

Period end
Total loans and leases	$240,667	$272,385	$240,667	$251,345	$258,605	$264,895	$272,385
Total assets (4)	247,284	320,491	247,284	279,455	309,939	326,501	320,491
Total deposits	36,061	45,532	36,061	37,554	39,358	42,870	45,532

(1)
All Other consists of ALM activities, equity investments, liquidating businesses and other. ALM activities encompass the whole-loan residential mortgage portfolio and investment securities, interest rate and foreign currency risk management activities including the residual net interest income allocation, gains/losses on structured liabilities, and the impact of certain allocation methodologies and accounting hedge ineffectiveness. Equity Investments includes Global Principal Investments, strategic and certain other investments. Other includes certain residential mortgage and discontinued real estate loans that are managed by Legacy Assets & Servicing within Consumer Real Estate Services.

(2)
Includes elimination of segments’ excess asset allocations to match liabilities (i.e., deposits) of $520.5 billion and $496.1 billion for the years ended December 31, 2012 and December 31, 2011; $542.4 billion, $529.4 billion, $507.7 billion, $502.3 billion and $491.3 billion for the fourth, third, second, and first quarters of 2012 and the fourth quarter of 2011, respectively.

(3)	Represents the economic capital assigned to All Other as well as the remaining portion of equity not specifically allocated to the business segments.

(4)
Includes elimination of segments’ excess asset allocations to match liabilities (i.e., deposits) of $554.4 billion, $529.2 billion, $517.3 billion, $510.2 billion and $492.3 billion at December 31, 2012, September 30, 2012, June 30, 2012, March 31, 2012 and December 31, 2011, respectively.

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	34

Bank of America Corporation and Subsidiaries
Equity Investments
(Dollars in millions)
	Global Principal Investments Exposures				Equity Investment Income
	December 31, 2012			September 30 2012	December 31, 2012
	Book Value	Unfunded Commitments	Total	Total	Three Months Ended	Year Ended
Global Principal Investments
Private Equity Investments	$1,041	$57	$1,098	$1,190	$33	$199
Global Real Estate	475	31	506	526	10	20
Global Strategic Capital	1,257	128	1,385	1,451	50	240
Legacy/Other Investments	697	8	705	744	74	130
Total Global Principal Investments	$3,470	$224	$3,694	$3,911	$167	$589

Components of Equity Investment Income
(Dollars in millions)
	Year Ended December 31		Fourth Quarter 2012	Third Quarter 2012	Second Quarter 2012	First Quarter 2012	Fourth Quarter 2011
	2012	2011
Global Principal Investments	$589	$399	$167	$156	$(137)	$403	$212
Strategic and other investments	546	6,706	403	16	101	26	2,924
Total equity investment income (loss) included in All Other	1,135	7,105	570	172	(36)	429	3,136
Total equity investment income included in the business segments	935	255	129	66	404	336	91
Total consolidated equity investment income	$2,070	$7,360	$699	$238	$368	$765	$3,227

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	35

Bank of America Corporation and Subsidiaries
Outstanding Loans and Leases
(Dollars in millions)
	December 31 2012	September 30 2012	December 31 2011
Consumer
Residential mortgage (1)	$243,181	$247,340	$262,290
Home equity	107,996	112,260	124,699
Discontinued real estate (2)	9,892	9,876	11,095
U.S. credit card	94,835	93,162	102,291
Non-U.S. credit card	11,697	13,320	14,418
Direct/Indirect consumer (3)	83,205	82,404	89,713
Other consumer (4)	1,628	2,714	2,688
Total consumer loans excluding loans accounted for under the fair value option	552,434	561,076	607,194
Consumer loans accounted for under the fair value option (5)	1,005	1,202	2,190
Total consumer	553,439	562,278	609,384

Commercial
U.S. commercial (6)	209,719	205,384	193,199
Commercial real estate (7)	38,637	37,579	39,596
Commercial lease financing	23,843	22,855	21,989
Non-U.S. commercial	74,184	58,503	55,418
Total commercial loans excluding loans accounted for under the option	346,383	324,321	310,202
Commercial loans accounted for under the fair value option (5)	7,997	6,436	6,614
Total commercial	354,380	330,757	316,816
Total loans and leases	$907,819	$893,035	$926,200

(1)	Includes non-U.S. residential mortgage loans of $93 million, $94 million and $85 million at December 31, 2012, September 30, 2012 and December 31, 2011, respectively.

(2)
Includes $8.8 billion, $8.8 billion and $9.9 billion of pay option loans, and $1.1 billion, $1.1 billion and $1.2 billion of subprime loans at December 31, 2012, September 30, 2012 and December 31, 2011, respectively. The Corporation no longer originates these products.

(3)
Includes dealer financial services loans of $35.9 billion, $36.0 billion and $43.0 billion, consumer lending loans of $4.7 billion, $5.6 billion and $8.0 billion, U.S. securities-based lending margin loans of $28.3 billion, $26.7 billion and $23.6 billion, student loans of $4.8 billion, $5.0 billion and $6.0 billion, non-U.S. consumer loans of $8.3 billion, $7.9 billion and $7.6 billion, and other consumer loans of $1.2 billion, $1.2 billion and $1.5 billion at December 31, 2012, September 30, 2012 and December 31, 2011, respectively.

(4)
Includes consumer finance loans of $1.4 billion, $1.5 billion and $1.7 billion, other non-U.S. consumer loans of $5 million, $1.1 billion and $929 million, and consumer overdrafts of $177 million, $152 million and $103 million at December 31, 2012, September 30, 2012 and December 31, 2011, respectively.

(5)
Consumer loans accounted for under the fair value option were residential mortgage loans of $147 million, $160 million and $906 million and discontinued real estate loans of $858 million, $1.0 billion and $1.3 billion at December 31, 2012, September 30, 2012 and December 31, 2011, respectively. Commercial loans accounted for under the fair value option were U.S. commercial loans of $2.3 billion, $2.0 billion and $2.2 billion, and non-U.S. commercial loans of $5.7 billion, $4.4 billion and $4.4 billion at December 31, 2012, September 30, 2012 and December 31, 2011, respectively.

(6)
Includes U.S. small business commercial loans, including card-related products, of $12.6 billion, $12.6 billion and $13.3 billion at December 31, 2012, September 30, 2012 and December 31, 2011, respectively.

(7)
Includes U.S. commercial real estate loans of $37.2 billion, $36.0 billion and $37.8 billion, and non-U.S. commercial real estate loans of $1.5 billion, $1.6 billion and $1.8 billion at December 31, 2012, September 30, 2012 and December 31, 2011, respectively.

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	36

Bank of America Corporation and Subsidiaries
Quarterly Average Loans and Leases by Business Segment
(Dollars in millions)
	Fourth Quarter 2012
	Total Corporation	Consumer & Business Banking	Consumer Real Estate Services	Global Banking	Global Markets	GWIM	All Other
Consumer
Residential mortgage	$245,879	$—	$191	$—	$93	$40,204	$205,391
Home equity	110,105	—	96,651	—	84	13,164	206
Discontinued real estate	10,850	—	922	—	—	—	9,928
U.S. credit card	92,849	92,849	—	—	—	—	—
Non-U.S. credit card	13,081	—	—	—	—	—	13,081
Direct/Indirect consumer	82,583	5,097	75	36,003	23	31,225	10,160
Other consumer	1,602	721	—	7	—	7	867
Total consumer	556,949	98,667	97,839	36,010	200	84,600	239,633

Commercial
U.S. commercial	209,496	31,398	72	131,326	21,913	17,691	7,096
Commercial real estate	38,192	2,338	1	33,433	303	1,427	690
Commercial lease financing	22,839	—	—	24,057	458	4	(1,680)
Non-U.S. commercial	65,690	18	—	53,392	12,136	63	81
Total commercial	336,217	33,754	73	242,208	34,810	19,185	6,187
Total loans and leases	$893,166	$132,421	$97,912	$278,218	$35,010	$103,785	$245,820

	Third Quarter 2012
	Total Corporation	Consumer & Business Banking	Consumer Real Estate Services	Global Banking	Global Markets	GWIM	All Other
Consumer
Residential mortgage	$250,505	$—	$213	$—	$92	$38,788	$211,412
Home equity	116,184	—	102,324	—	104	13,540	216
Discontinued real estate	10,956	—	1,008	—	—	—	9,948
U.S. credit card	93,292	93,292	—	—	—	—	—
Non-U.S. credit card	13,329	—	—	—	—	—	13,329
Direct/Indirect consumer	82,635	6,022	78	36,283	35	29,935	10,282
Other consumer	2,654	690	—	4	—	8	1,952
Total consumer	569,555	100,004	103,623	36,287	231	82,271	247,139

Commercial
U.S. commercial	201,072	31,568	84	125,910	18,732	17,268	7,510
Commercial real estate	36,929	2,294	1	31,947	225	1,445	1,017
Commercial lease financing	21,545	—	—	23,214	13	4	(1,686)
Non-U.S. commercial	59,758	15	—	50,032	8,769	28	914
Total commercial	319,304	33,877	85	231,103	27,739	18,745	7,755
Total loans and leases	$888,859	$133,881	$103,708	$267,390	$27,970	$101,016	$254,894

	Fourth Quarter 2011
	Total Corporation	Consumer & Business Banking	Consumer Real Estate Services	Global Banking	Global Markets	GWIM	All Other
Consumer
Residential mortgage	$266,144	$—	$1,106	$—	$95	$37,023	$227,920
Home equity	126,251	—	111,138	—	—	14,805	308
Discontinued real estate	14,073	—	2,848	—	—	8	11,217
U.S. credit card	102,241	102,241	—	—	—	—	—
Non-U.S. credit card	15,981	—	—	—	—	—	15,981
Direct/Indirect consumer	90,861	8,546	93	43,427	776	26,999	11,020
Other consumer	2,751	654	—	5	—	5	2,087
Total consumer	618,302	111,441	115,185	43,432	871	78,840	268,533

Commercial
U.S. commercial	196,778	33,217	1,806	124,887	11,428	17,111	8,329
Commercial real estate	40,673	2,478	2	34,604	428	1,589	1,572
Commercial lease financing	21,278	—	—	23,050	—	4	(1,776)
Non-U.S. commercial	55,867	14	—	50,877	3,712	178	1,086
Total commercial	314,596	35,709	1,808	233,418	15,568	18,882	9,211
Total loans and leases	$932,898	$147,150	$116,993	$276,850	$16,439	$97,722	$277,744

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	37

Bank of America Corporation and Subsidiaries
Commercial Credit Exposure by Industry (1, 2, 3)
(Dollars in millions)
	Commercial Utilized			Total Commercial Committed
	December 31 2012	September 30 2012	December 31 2011	December 31 2012	September 30 2012	December 31 2011
Diversified financials	$66,201	$62,783	$64,957	$99,673	$96,651	$94,969
Real estate (4)	47,479	45,495	48,138	65,639	61,447	62,566
Government and public education	41,449	40,493	43,090	50,285	49,855	57,021
Capital goods	25,071	23,764	24,025	49,196	48,285	48,013
Retailing	28,065	27,373	25,478	47,719	46,414	46,290
Healthcare equipment and services	29,396	28,508	31,298	45,488	44,003	48,141
Banks	40,245	35,740	35,231	45,238	39,637	38,735
Materials	21,809	23,402	19,384	40,493	41,661	38,070
Energy	17,684	16,145	15,151	38,464	35,149	32,074
Food, beverage and tobacco	14,738	14,287	15,904	37,344	32,183	30,501
Consumer services	23,093	21,855	24,445	36,367	34,893	38,498
Commercial services and supplies	19,020	18,089	20,089	30,257	28,878	30,831
Utilities	8,410	8,186	8,102	23,432	22,844	24,552
Media	13,091	11,406	11,447	21,705	20,676	21,158
Transportation	13,791	12,878	12,683	20,255	19,971	19,036
Individuals and trusts	13,916	13,946	14,993	17,801	17,195	19,001
Insurance, including monolines	8,519	8,384	10,090	14,145	14,024	16,157
Software and services	5,549	4,550	4,304	12,125	10,410	9,579
Pharmaceuticals and biotechnology	3,854	5,691	4,141	11,409	14,340	11,328
Technology hardware and equipment	5,118	4,725	5,247	11,108	10,838	12,173
Telecommunication services	4,029	4,024	4,297	10,297	10,018	10,424
Religious and social organizations	6,850	7,184	8,536	9,107	9,711	11,160
Consumer durables and apparel	4,246	4,140	4,505	8,438	8,312	8,965
Automobiles and components	3,312	2,937	2,813	7,675	7,360	7,178
Food and staples retailing	3,528	3,065	3,273	6,838	6,444	6,476
Other	3,264	4,391	4,888	6,507	7,232	7,636
Total commercial credit exposure by industry	$471,727	$453,441	$466,509	$767,005	$738,431	$750,532
Net credit default protection purchased on total commitments (5)				$(14,657)	$(17,164)	$(19,356)

(1)
Includes loans and leases, standby letters of credit and financial guarantees, derivative assets, assets held-for-sale, commercial letters of credit, bankers’ acceptances, securitized assets, foreclosed properties and other collateral acquired. Derivative assets are carried at fair value, reflect the effects of legally enforceable master netting agreements and have been reduced by the amount of cash collateral applied of $58.1 billion, $60.0 billion and $58.9 billion at December 31, 2012, September 30, 2012 and December 31, 2011, respectively. Not reflected in utilized and committed exposure is additional derivative collateral held of $18.7 billion, $17.6 billion and $16.1 billion which consists primarily of other marketable securities at December 31, 2012, September 30, 2012 and December 31, 2011, respectively.

(2)
Total commercial utilized and total commercial committed exposure includes loans and letters of credit measured at fair value and are comprised of loans outstanding of $8.0 billion, $6.4 billion and $6.6 billion and issued letters of credit at notional value of $672 million, $697 million and $1.3 billion at December 31, 2012, September 30, 2012 and December 31, 2011, respectively. In addition, total commercial committed exposure includes unfunded loan commitments at notional value of $17.6 billion, $19.8 billion and $24.4 billion at December 31, 2012, September 30, 2012 and December 31, 2011, respectively.

(3)	Includes U.S. small business commercial exposure.

(4)
Industries are viewed from a variety of perspectives to best isolate the perceived risks. For purposes of this table, the real estate industry is defined based on the borrowers’ or counterparties’ primary business activity using operating cash flows and primary source of repayment as key factors.

(5)	Represents net notional credit protection purchased.

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	38

Bank of America Corporation and Subsidiaries
Net Credit Default Protection by Maturity Profile (1)
	December 31 2012	September 30 2012
Less than or equal to one year	21%	15%
Greater than one year and less than or equal to five years	75	79
Greater than five years	4	6
Total net credit default protection	100%	100%

(1)
To mitigate the cost of purchasing credit protection, credit exposure can be added by selling credit protection. The distribution of maturities for net credit default protection purchased is shown above.

Net Credit Default Protection by Credit Exposure Debt Rating (1)
(Dollars in millions)
	December 31, 2012		September 30, 2012
Ratings (2, 3)	Net Notional (4)	Percent of Total	Net Notional (4)	Percent of Total
AAA	$(120)	0.8%	$(184)	1.1%
AA	(474)	3.2	(837)	4.9
A	(5,861)	40.0	(7,329)	42.7
BBB	(6,067)	41.4	(6,407)	37.3
BB	(1,101)	7.5	(1,128)	6.6
B	(937)	6.4	(946)	5.5
CCC and below	(247)	1.7	(486)	2.8
NR (5)	150	(1.0)	153	(0.9)
Total net credit default protection	$(14,657)	100.0%	$(17,164)	100.0%

(1)
To mitigate the cost of purchasing credit protection, credit exposure can be added by selling credit protection. The distribution of debt rating for net notional credit default protection purchased is shown as a negative and the net notional credit protection sold is shown as a positive amount.

(2)	Ratings are refreshed on a quarterly basis.

(3)	Ratings of BBB- or higher are considered to meet the definition of investment-grade.

(4)	Represents net credit default protection (purchased) sold.

(5)	"NR" is comprised of names that have not been rated.

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	39

Bank of America Corporation and Subsidiaries
Top 20 Non-U.S. Countries Exposure (1)
(Dollars in millions)
	Funded Loans and Loan Equivalents (2)	Unfunded Loan Commitments	Net Counterparty Exposure (3)	Securities/ Other Investments (4)	Country Exposure at December 31 2012	Hedges and Credit Default Protection (5)	Net Country Exposure at December 31 2012 (6)	Increase (Decrease) from September 30 2012
United Kingdom	$28,820	$10,593	$4,823	$6,082	$50,318	$(3,126)	$47,192	$(9,993)
Japan	16,939	488	2,156	6,150	25,733	(1,894)	23,839	1,440
Canada	6,197	7,298	1,772	5,074	20,341	(1,365)	18,976	1,693
France	6,723	6,295	1,332	4,616	18,966	(2,675)	16,291	858
India	8,696	604	342	4,330	13,972	(254)	13,718	2,422
Brazil	8,251	494	517	3,617	12,879	(376)	12,503	3,424
Germany	4,407	5,392	3,008	3,334	16,141	(5,121)	11,020	(11,992)
Netherlands	6,177	2,257	614	2,850	11,898	(1,216)	10,682	4,031
Singapore	3,003	5,112	434	1,725	10,274	(100)	10,174	5,052
Australia	4,816	2,905	646	2,109	10,476	(747)	9,729	(1,410)
China	6,864	329	707	2,382	10,282	(1,095)	9,187	1,421
South Korea	4,766	691	319	2,618	8,394	(1,245)	7,149	873
Switzerland	2,476	3,199	509	605	6,789	(969)	5,820	(1,387)
Hong Kong	3,770	550	147	1,084	5,551	(108)	5,443	(262)
Russian Federation	3,187	1,398	87	678	5,350	(438)	4,912	2,599
Italy	2,858	2,825	2,295	521	8,499	(3,661)	4,838	(1,956)
Mexico	2,335	596	181	1,080	4,192	(533)	3,659	(337)
Taiwan	2,012	64	159	999	3,234	(12)	3,222	66
United Arab Emirates	2,134	412	186	116	2,848	(96)	2,752	73
Spain	1,899	1,018	192	604	3,713	(1,059)	2,654	26
Total top 20 non-U.S. countries exposure	$126,330	$52,520	$20,426	$50,574	$249,850	$(26,090)	$223,760	$(3,359)

(1)	Beginning in the fourth quarter of 2012, Top 20 Non-U.S. Countries Exposure replaces our previous presentation of Selected Emerging Markets.

(2)
Includes loans, leases, overdrafts, acceptances, due froms, standby letters of credit, commercial letters of credit and formal guarantees, which have not been reduced by collateral, hedges or credit default protection. Funded loans are reported net of charge-offs, prior to any impairment provision.

(3)
Net counterparty exposure includes the fair value of derivatives including the counterparty risk associated with credit default protection and secured financing transactions. Derivatives have been reduced by $43.1 billion in collateral, predominantly in cash, pledged under legally enforceable netting agreements. Secured financing transactions have been reduced by eligible cash or securities pledged. The notional amount of reverse repurchase transactions was $80.8 billion at December 31, 2012. Counterparty exposure has not been reduced by hedges or credit default protection.

(4)	Long securities exposures have been netted on a single-name basis to but not below zero by short positions and net CDS purchased, consisting of single-name and index and tranched CDS.

(5)
Represents credit default protection purchased, net of credit default protection sold, which is used to mitigate the Corporation's risk to exposures listed that comprise Country Exposure as listed, consisting of single-name and index and tranched CDS. Amounts are calculated based on the credit default protection notional amount assuming zero recovery adjusted for any fair value receivable or payable.

(6)	Represents country exposure less hedges and credit default protection.

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	40

Bank of America Corporation and Subsidiaries
Selected European Countries
(Dollars in millions)
	Funded Loans and Loan Equivalents (1)	Unfunded Loan Commitments	Net Counterparty Exposure (2)	Securities/ Other Investments (3)	Country Exposure at December 31 2012	Hedges and Credit Default Protection (4)	Net Country Exposure at December 31 2012 (5)	Increase (Decrease) from September 30 2012
Greece
Sovereign	$—	$—	$—	$2	$2	$—	$2	$(3)
Financial institutions	—	—	—	6	6	(11)	(5)	—
Corporates	173	139	19	2	333	(24)	309	(7)
Total Greece	$173	$139	$19	$10	$341	$(35)	$306	$(10)
Ireland
Sovereign	$19	$—	$27	$22	$68	$(10)	$58	$45
Financial institutions	437	31	106	40	614	(22)	592	122
Corporates	587	300	32	33	952	(23)	929	(387)
Total Ireland	$1,043	$331	$165	$95	$1,634	$(55)	$1,579	$(220)
Italy
Sovereign	$14	$—	$1,843	$58	$1,915	$(1,885)	$30	$(841)
Financial institutions	1,373	18	200	85	1,676	(599)	1,077	(471)
Corporates	1,471	2,807	252	378	4,908	(1,177)	3,731	(644)
Total Italy	$2,858	$2,825	$2,295	$521	$8,499	$(3,661)	$4,838	$(1,956)
Portugal
Sovereign	$—	$—	$31	$—	$31	$(68)	$(37)	$(3)
Financial institutions	4	—	1	49	54	(16)	38	39
Corporates	194	43	4	8	249	(164)	85	41
Total Portugal	$198	$43	$36	$57	$334	$(248)	$86	$77
Spain
Sovereign	$35	$—	$64	$182	$281	$(54)	$227	$(43)
Financial institutions	42	7	69	162	280	(122)	158	84
Corporates	1,822	1,011	59	260	3,152	(883)	2,269	(15)
Total Spain	$1,899	$1,018	$192	$604	$3,713	$(1,059)	$2,654	$26
Total
Sovereign	$68	$—	$1,965	$264	$2,297	$(2,017)	$280	$(845)
Financial institutions	1,856	56	376	342	2,630	(770)	1,860	(226)
Corporates	4,247	4,300	366	681	9,594	(2,271)	7,323	(1,012)
Total selected European exposure	$6,171	$4,356	$2,707	$1,287	$14,521	$(5,058)	$9,463	$(2,083)

(1)
Includes loans, leases, overdrafts, acceptances, due froms, standby letters of credit, commercial letters of credit and formal guarantees, which have not been reduced by collateral, hedges or credit default protection. Funded loans are reported net of charge-offs, prior to any impairment provision.

(2)
Net counterparty exposure includes the fair value of derivatives including the counterparty risk associated with credit default protection and secured financing transactions. Derivatives have been reduced by $3.1 billion in collateral, predominantly in cash, pledged under legally enforceable netting agreements. Secured financing transactions have been reduced by eligible cash or securities pledged. The notional amount of reverse repurchase transactions was $1.3 billion at December 31, 2012. Counterparty exposure has not been reduced by hedges or credit default protection.

(3)
Long securities exposures have been netted on a single-name basis to but not below zero by short positions of $6.5 billion and net CDS purchased of $1.8 billion, consisting of $2.0 billion of net single-name CDS purchased and $207 million of net index and tranched CDS sold.

(4)
Represents credit default protection purchased, net of credit default protection sold, which is used to mitigate the Corporation's risk to exposures listed that comprise Country Exposure as listed, including $2.7 billion, consisting of $3.0 billion in net single-name CDS purchased and $346 million in net index and tranched CDS sold, to hedge loans and securities, $2.3 billion in additional credit default protection purchased to hedge derivative assets and $60 million in other short positions. Amounts are calculated based on the credit default protection notional amount assuming zero recovery adjusted for any fair value receivable or payable.

(5)	Represents country exposure less hedges and credit default protection.

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	41

Bank of America Corporation and Subsidiaries
Nonperforming Loans, Leases and Foreclosed Properties
(Dollars in millions)
	December 31 2012	September 30 2012	June 30 2012	March 31 2012	December 31 2011
Residential mortgage (1)	$14,808	$15,175	$14,621	$15,049	$15,970
Home equity (1, 2)	4,281	4,275	4,207	4,360	2,453
Discontinued real estate (1)	248	266	257	269	290
Direct/Indirect consumer	92	36	35	41	40
Other consumer	2	1	1	5	15
Total consumer	19,431	19,753	19,121	19,724	18,768
U.S. commercial	1,484	1,609	1,841	2,048	2,174
Commercial real estate	1,513	2,028	2,498	3,404	3,880
Commercial lease financing	44	33	39	38	26
Non-U.S. commercial	68	139	194	140	143
	3,109	3,809	4,572	5,630	6,223
U.S. small business commercial	115	139	143	121	114
Total commercial	3,224	3,948	4,715	5,751	6,337
Total nonperforming loans and leases	22,655	23,701	23,836	25,475	25,105
Foreclosed properties (3)	900	1,224	1,541	2,315	2,603
Total nonperforming loans, leases and foreclosed properties (4, 5, 6)	$23,555	$24,925	$25,377	$27,790	$27,708

Fully-insured home loans past due 90 days or more and still accruing	$22,157	$21,817	$22,287	$21,176	$21,164
Consumer credit card past due 90 days or more and still accruing	1,649	1,695	1,847	2,160	2,412
Other loans past due 90 days or more and still accruing	776	807	865	984	1,060
Total loans past due 90 days or more and still accruing (5, 7, 8)	$24,582	$24,319	$24,999	$24,320	$24,636

Nonperforming loans, leases and foreclosed properties/Total assets (9)	1.07%	1.14%	1.18%	1.28%	1.31%
Nonperforming loans, leases and foreclosed properties/Total loans, leases and foreclosed properties (9)	2.62	2.81	2.87	3.10	3.01
Nonperforming loans and leases/Total loans and leases (9)	2.52	2.68	2.70	2.85	2.74

Commercial utilized reservable criticized exposure (10)	$15,936	$17,374	$20,442	$24,457	$27,247
Commercial utilized reservable criticized exposure/Commercial utilized reservable exposure (10)	4.10%	4.69%	5.64%	6.77%	7.41%
Total commercial utilized criticized exposure/Commercial utilized exposure (10)	4.44	5.03	5.92	6.86	7.47

(1)
During the third quarter of 2012, as a result of new regulatory guidance, we changed the treatment of loans discharged as part of a Chapter 7 bankruptcy to write down these loans to collateral value and classify as nonperforming. As a result of this change, we reclassified $557 million of residential mortgage loans, $483 million of home equity loans and $10 million of discontinued real estate loans to nonperforming as of September 30, 2012. Prior period amounts have not been restated.

(2)
During the first quarter of 2012, the bank regulatory agencies jointly issued interagency supervisory guidance on nonaccrual status for junior-lien consumer real estate loans. In accordance with this regulatory interagency guidance, we classify junior-lien home equity loans as nonperforming when the first-lien loan becomes 90 days past due even if the junior-lien loan is performing. As a result of this change, we reclassified $1.9 billion of performing home equity loans to nonperforming as of March 31, 2012. Prior period amounts have not been restated.

(3)	Foreclosed property balances do not include loans that are insured by the Federal Housing Administration and have entered foreclosure of $2.5 billion and $1.4 billion at December 31, 2012 and 2011.

(4)
Balances do not include past due consumer credit card, consumer loans secured by real estate where repayments are insured by the Federal Housing Administration and individually insured long-term stand-by agreements (fully-insured home loans), and in general, other consumer and commercial loans not secured by real estate.

(5)
Balances do not include purchased credit-impaired loans even though the customer may be contractually past due. Purchased credit-impaired loans were recorded at fair value upon acquisition and accrete interest income over the remaining life of the loan.

(6) Balances do not include the following:	December 31 2012	September 30 2012	June 30 2012	March 31 2012	December 31 2011
Nonperforming loans held-for-sale	$1,113	$1,397	$1,363	$1,491	$1,730
Nonperforming loans accounted for under the fair value option	401	458	453	798	786
Nonaccruing troubled debt restructured loans removed from the purchased credit-impaired portfolio prior to January 1, 2010	521	540	461	459	477

(7)
Balances do not include loans held-for-sale past due 90 days or more and still accruing of $130 million, $26 million, $31 million, $49 million and $41 million at December 31, 2012, September 30, 2012, June 30, 2012, March 31, 2012 and December 31, 2011, respectively. At December 31, 2012, September 30, 2012, June 30, 2012, March 31, 2012 and December 31, 2011, there were no loans accounted for under the fair value option past due 90 days or more and still accruing interest.

(8)	These balances are excluded from total nonperforming loans, leases and foreclosed properties.

(9)
Total assets and total loans and leases do not include loans accounted for under the fair value option of $9.0 billion, $7.6 billion, $8.4 billion, $9.2 billion and $8.8 billion at December 31, 2012, September 30, 2012, June 30, 2012, March 31, 2012 and December 31, 2011, respectively.

(10)
Criticized exposure corresponds to the Special Mention, Substandard and Doubtful asset categories defined by regulatory authorities. The reservable criticized exposure excludes loans held-for-sale, exposure accounted for under the fair value option and other nonreservable exposure.

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	42

Bank of America Corporation and Subsidiaries
Nonperforming Loans, Leases and Foreclosed Properties Activity (1)
(Dollars in millions)
	Fourth Quarter 2012	Third Quarter 2012	Second Quarter 2012	First Quarter 2012	Fourth Quarter 2011
Nonperforming Consumer Loans:
Balance, beginning of period	$19,753	$19,121	$19,724	$18,768	$19,147
Additions to nonperforming loans:
New nonperforming loans	3,323	3,306	3,259	3,308	3,757
Impact of change in treatment of loans discharged in bankruptcies (2)	n/a	1,050	n/a	n/a	n/a
Impact of regulatory interagency guidance (3)	n/a	n/a	n/a	1,853	n/a
Reductions in nonperforming loans:
Paydowns	(968)	(822)	(858)	(1,153)	(803)
Sales	(47)	—	—	—	—
Returns to performing status (4)	(1,076)	(943)	(1,271)	(913)	(1,018)
Charge-offs (5)	(1,439)	(1,827)	(1,541)	(1,737)	(1,833)
Transfers to foreclosed properties	(115)	(132)	(192)	(402)	(482)
Total net additions (reductions) to nonperforming loans	(322)	632	(603)	956	(379)
Total nonperforming consumer loans, end of period	19,431	19,753	19,121	19,724	18,768
Foreclosed properties	650	799	1,108	1,805	1,991
Nonperforming consumer loans and foreclosed properties, end of period	$20,081	$20,552	$20,229	$21,529	$20,759

Nonperforming Commercial Loans and Leases (6):
Balance, beginning of period	$3,948	$4,715	$5,751	$6,337	$7,299
Additions to nonperforming loans and leases:
New nonperforming loans and leases	473	474	788	599	1,084
Advances	5	42	14	24	20
Reductions in nonperforming loans and leases:
Paydowns	(445)	(548)	(806)	(573)	(949)
Sales	(198)	(113)	(392)	(137)	(211)
Return to performing status (7)	(249)	(262)	(152)	(145)	(358)
Charge-offs (8)	(273)	(221)	(379)	(291)	(386)
Transfers to foreclosed properties	(37)	(93)	(109)	(63)	(128)
Transfers to loans held-for-sale	—	(46)	—	—	(34)
Total net reductions to nonperforming loans and leases	(724)	(767)	(1,036)	(586)	(962)
Total nonperforming commercial loans and leases, end of period	3,224	3,948	4,715	5,751	6,337
Foreclosed properties	250	425	433	510	612
Nonperforming commercial loans, leases and foreclosed properties, end of period	$3,474	$4,373	$5,148	$6,261	$6,949

(1)	For amounts excluded from nonperforming loans, leases and foreclosed properties, see footnotes to Nonperforming Loans, Leases and Foreclosed Properties table on page 42.

(2)
During the third quarter of 2012, as a result of new regulatory guidance, we changed the treatment of loans discharged from Chapter 7 bankruptcy to write down these loans to collateral value and classify as nonperforming. As a result of this change, we reclassified a net $1.1 billion of consumer real estate loans to nonperforming as of September 30, 2012. Prior period amounts have not be restated.

(3)
During the first quarter of 2012, the bank regulatory agencies jointly issued interagency supervisory guidance on nonaccrual status for junior-lien consumer real estate loans. In accordance with this regulatory interagency guidance, we classify junior-lien home equity loans as nonperforming when the first-lien loan becomes 90 days past due even if the junior-lien loan is performing. As a result of this change, we reclassified $1.9 billion of performing home equity loans to nonperforming as of March 31, 2012. Prior period amounts have not been restated.

(4)
Consumer loans may be returned to performing status when all principal and interest is current and full repayment of the remaining contractual principal and interest is expected, or when the loan otherwise becomes well-secured and is in the process of collection. Certain troubled debt restructurings are classified as nonperforming at the time of restructure and may only be returned to performing status after considering the borrower’s sustained repayment performance for a reasonable period, generally six months.

(5)
Our policy is not to classify consumer credit card and non-bankruptcy related consumer loans not secured by real estate as nonperforming; therefore, the charge-offs on these loans have no impact on nonperforming activity and therefore are excluded from this table.

(6)	Includes U.S. small business commercial activity.

(7)
Commercial loans and leases may be restored to performing status when all principal and interest is current and full repayment of the remaining contractual principal and interest is expected or when the loan otherwise becomes well-secured and is in the process of collection. Troubled debt restructurings are generally classified as performing after a sustained period of demonstrated payment performance.

(8)	Small business card loans are not classified as nonperforming; therefore, the charge-offs on these loans have no impact on nonperforming activity and accordingly are excluded from this table.

n/a = not applicable

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	43

Bank of America Corporation and Subsidiaries
Quarterly Net Charge-offs and Net Charge-off Ratios (1, 2, 3, 4)
(Dollars in millions)
	Fourth Quarter 2012		Third Quarter 2012		Second Quarter 2012		First Quarter 2012		Fourth Quarter 2011
Net Charge-offs	Amount	Percent	Amount	Percent	Amount	Percent	Amount	Percent	Amount	Percent
Residential mortgage	$714	1.16%	$707	1.12%	$734	1.16%	$898	1.39%	$834	1.25%
Home equity	767	2.77	1,621	5.55	892	3.00	957	3.13	939	2.95
Discontinued real estate	16	0.63	15	0.59	16	0.65	16	0.59	22	0.76
U.S. credit card	978	4.19	1,079	4.60	1,244	5.27	1,331	5.44	1,432	5.55
Non-U.S. credit card	119	3.62	124	3.70	135	3.97	203	5.78	(36)	(0.89)
Direct/Indirect consumer	195	0.94	161	0.78	181	0.86	226	1.03	284	1.24
Other consumer	64	15.78	63	9.53	49	7.71	56	8.59	63	9.04
Total consumer	2,853	2.04	3,770	2.64	3,251	2.25	3,687	2.48	3,538	2.28
U.S. commercial (5)	27	0.05	55	0.12	94	0.20	66	0.15	78	0.17
Commercial real estate	84	0.88	91	0.97	77	0.83	132	1.36	200	1.95
Commercial lease financing	1	0.02	(12)	(0.22)	14	0.25	(9)	(0.16)	32	0.59
Non-U.S. commercial	17	0.12	9	0.06	7	0.06	(5)	(0.04)	18	0.15
	129	0.16	143	0.19	192	0.26	184	0.25	328	0.44
U.S. small business commercial	122	3.86	209	6.59	183	5.74	185	5.63	188	5.55
Total commercial	251	0.30	352	0.45	375	0.49	369	0.48	516	0.66
Total net charge-offs	$3,104	1.40	$4,122	1.86	$3,626	1.64	$4,056	1.80	$4,054	1.74

By Business Segment
Consumer & Business Banking	$1,284	3.86%	$1,499	4.45%	$1,669	4.91%	$1,766	5.02%	$1,925	5.19%
Consumer Real Estate Services	732	3.01	1,567	6.08	845	3.21	915	3.39	894	3.14
Global Banking	230	0.33	116	0.18	159	0.24	171	0.25	304	0.45
Global Markets	1	0.01	—	—	—	—	7	0.17	10	0.26
Global Wealth & Investment Management	91	0.35	97	0.38	88	0.36	94	0.38	113	0.46
All Other	766	1.24	843	1.32	865	1.33	1,103	1.65	808	1.15
Total net charge-offs	$3,104	1.40	$4,122	1.86	$3,626	1.64	$4,056	1.80	$4,054	1.74

(1)
Net charge-off ratios are calculated as annualized net charge-offs divided by average outstanding loans and leases excluding loans accounted for under the fair value option during the period for each loan and lease category.

(2)	Excludes write-offs of purchased credit-impaired loans of $1.1 billion and $1.7 billion for the three months ended December 31, 2012 and September 30, 2012.

(3)
During the three months ended September 30, 2012, the Corporation changed the treatment of loans discharged from Chapter 7 bankruptcy to write down these loans to collateral value irrespective of the borrower's payment status. As a result of the completion of implementation, the Corporation charged off $73 million and $478 million of current or less than 60 days delinquent loans for the three months ended December 31, 2012 and September 30, 2012 .

(4)	Includes $435 million of charge-offs incurred during the three months ended September 30, 2012 as a result of National Mortgage Settlement activities.

(5)	Excludes U.S. small business commercial loans.

# Net Charge-offs (Reserve Reduction)

$10,000
$9,000
$8,000
$7,000
$6,000
$5,000
$4,000
$3,000
$2,000
$1,000
$-
5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
$(1,120)
$(1,638)
$(1,853)
$(2,348)
$(900)
1.74%
1.80%
1.64%
1.86%
1.40%
$4,054
$4,056
$3,626
$4,122
$3,104
4Q11
1Q12
2Q12
3Q12
4Q12
Total Net Charge-offs
Reserve Reduction
Net Charge-off Ratios

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	44

Bank of America Corporation and Subsidiaries
Annual Net Charge-offs and Net Charge-off Ratios (1, 2, 3, 4)
(Dollars in millions)
	Year Ended December 31
	2012		2011
Net Charge-offs	Amount	Percent	Amount	Percent
Residential mortgage	$3,053	1.21%	$3,832	1.45%
Home equity	4,237	3.62	4,473	3.42
Discontinued real estate	63	0.61	92	0.75
U.S. credit card	4,632	4.88	7,276	6.90
Non-U.S. credit card	581	4.29	1,169	4.86
Direct/Indirect consumer	763	0.90	1,476	1.64
Other consumer	232	9.85	202	7.32
Total consumer	13,561	2.36	18,520	2.94
U.S. commercial (5)	242	0.13	195	0.11
Commercial real estate	384	1.01	947	2.13
Commercial lease financing	(6)	(0.03)	24	0.11
Non-U.S. commercial	28	0.05	152	0.36
	648	0.21	1,318	0.46
U.S. small business commercial	699	5.46	995	7.12
Total commercial	1,347	0.43	2,313	0.77
Total net charge-offs	$14,908	1.67	$20,833	2.24

By Business Segment
Consumer & Business Banking	$6,218	4.57%	$9,768	6.36%
Consumer Real Estate Services	4,059	3.93	4,257	3.68
Global Banking	676	0.25	1,258	0.48
Global Markets	8	0.03	9	0.07
Global Wealth & Investment Management	370	0.37	465	0.48
All Other	3,577	1.39	5,076	1.76
Total net charge-offs	$14,908	1.67	$20,833	2.24

(1)
Net charge-off ratios are calculated as net charge-offs divided by average outstanding loans and leases excluding loans accounted for under the fair value option during the period for each loan and lease category.

(2)	The 2012 amounts exclude write-offs of purchased credit-impaired loans of $2.8 billion.

(3)
During 2012, the Corporation changed the treatment of loans discharged from Chapter 7 bankruptcy to write down these loans to collateral value irrespective of the borrower's payment status. As a result of the completion of implementation, the Corporation charged off $551 million of current or less than 60 days delinquent loans for the year ended December 31, 2012.

(4)	The 2012 amounts include $435 million of charge-offs incurred as a result of National Mortgage Settlement activities.

(5)	Excludes U.S. small business commercial loans.

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	45

Bank of America Corporation and Subsidiaries
Allocation of the Allowance for Credit Losses by Product Type
(Dollars in millions)
	December 31, 2012			September 30, 2012			December 31, 2011
Allowance for loan and lease losses	Amount	Percent of Total	Percent of Loans and Leases Outstanding (1)	Amount	Percent of Total	Percent of Loans and Leases Outstanding (1)	Amount	Percent of Total	Percent of Loans and Leases Outstanding (1)
Residential mortgage	$5,004	20.69%	2.06%	$5,202	19.84%	2.10%	$5,715	16.92%	2.18%
Home equity	7,845	32.45	7.26	8,949	34.11	7.97	13,094	38.76	10.50
Discontinued real estate	2,084	8.62	21.07	2,383	9.08	24.13	2,270	6.72	20.46
U.S. credit card	4,718	19.51	4.97	4,898	18.67	5.26	6,322	18.71	6.18
Non-U.S.credit card	600	2.48	5.13	712	2.71	5.35	946	2.80	6.56
Direct/Indirect consumer	718	2.97	0.86	791	3.02	0.96	1,153	3.41	1.29
Other consumer	104	0.43	6.40	120	0.46	4.43	148	0.44	5.50
Total consumer	21,073	87.15	3.81	23,055	87.89	4.11	29,648	87.76	4.88
U.S. commercial (2)	1,885	7.80	0.90	1,908	7.27	0.93	2,441	7.23	1.26
Commercial real estate	846	3.50	2.19	894	3.41	2.38	1,349	3.99	3.41
Commercial lease financing	78	0.32	0.33	81	0.31	0.35	92	0.27	0.42
Non-U.S.commercial	297	1.23	0.40	295	1.12	0.50	253	0.75	0.46
Total commercial (3)	3,106	12.85	0.90	3,178	12.11	0.98	4,135	12.24	1.33
Allowance for loan and lease losses	24,179	100.00%	2.69	26,233	100.00%	2.96	33,783	100.00%	3.68
Reserve for unfunded lending commitments	513			518			714
Allowance for credit losses	$24,692			$26,751			$34,497

Asset Quality Indicators

Allowance for loan and lease losses/Total loans and leases (4)		2.69%			2.96%			3.68%
Allowance for loan and lease losses (excluding the valuation allowance for purchased credit-impaired loans)/Total loans and leases (excluding purchased credit-impaired loans) (4, 5)		2.14			2.23			2.86
Allowance for loan and lease losses/Total nonperforming loans and leases (6)		107			111			135
Allowance for loan and lease losses (excluding the valuation allowance for purchased credit-impaired loans)/Total nonperforming loans and leases (5)		82			81			101
Ratio of the allowance for loan and lease losses/Annualized net charge-offs (7)		1.96			1.60			2.10
Ratio of the allowance for loan and lease losses (excluding purchased credit-impaired loans)/Annualized net charge-offs (5, 7)		1.51			1.17			1.57

(1)
Ratios are calculated as allowance for loan and lease losses as a percentage of loans and leases outstanding excluding loans accounted for under the fair value option. Consumer loans accounted for under the fair value option include residential mortgage loans of $147 million, $160 million and $906 million and discontinued real estate loans of $858 million, $1.0 billion and $1.3 billion at December 31, 2012, September 30, 2012 and December 31, 2011, respectively. Commercial loans accounted for under the fair value option include U.S. commercial loans of $2.3 billion, $2.0 billion and $2.2 billion and non-U.S. commercial loans of $5.7 billion, $4.4 billion and $4.4 billion at December 31, 2012, September 30, 2012 and December 31, 2011, respectively.

(2)	Includes allowance for U.S. small business commercial loans of $642 million, $701 million and $893 million at December 31, 2012, September 30, 2012 and December 31, 2011, respectively.

(3)	Includes allowance for loan and lease losses for impaired commercial loans of $330 million, $391 million and $545 million at December 31, 2012, September 30, 2012 and December 31, 2011, respectively.

(4)
Total loans and leases do not include loans accounted for under the fair value option of $9.0 billion, $7.6 billion and $8.8 billion at December 31, 2012, September 30, 2012 and December 31, 2011, respectively.

(5)	Excludes valuation allowance on purchased credit-impaired loans of $5.5 billion, $7.1 billion and $8.5 billion at December 31, 2012, September 30, 2012 and December 31, 2011, respectively.

(6)
Allowance for loan and lease losses includes $12.0 billion, $13.9 billion and $17.5 billion allocated to products (primarily the Card Services portfolios within Consumer & Business Banking and purchased credit-impaired loans) that are excluded from nonperforming loans and leases at December 31, 2012, September 30, 2012 and December 31, 2011, respectively. Excluding these amounts, allowance for loan and lease losses as a percentage of total nonperforming loans and leases was 54 percent, 52 percent and 65 percent at December 31, 2012, September 30, 2012 and December 31, 2011, respectively.

(7)
Excluding recoveries related to the bulk sale of previously charged-off U.K. credit card loans and home equity lien protection insurance, the ratio of the allowance for loan and lease losses to annualized net charge-offs would have been 1.92 and 1.44 (excluding purchased credit-impaired loans) for the quarter ended December 31, 2011.

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	46

Exhibit A: Non-GAAP Reconciliations

Bank of America Corporation and Subsidiaries
Reconciliations to GAAP Financial Measures
(Dollars in millions)

The Corporation evaluates its business based on a fully taxable-equivalent basis, a non-GAAP financial measure. The Corporation believes managing the business with net interest income on a fully taxable-equivalent basis provides a more accurate picture of the interest margin for comparative purposes. Total revenue, net of interest expense, includes net interest income on a fully taxable-equivalent basis and noninterest income. The Corporation views related ratios and analyses (i.e., efficiency ratios and net interest yield) on a fully taxable-equivalent basis. To derive the fully taxable-equivalent basis, net interest income is adjusted to reflect tax-exempt income on an equivalent before-tax basis with a corresponding increase in income tax expense. This measure ensures comparability of net interest income arising from taxable and tax-exempt sources. The efficiency ratio measures the costs expended to generate a dollar of revenue, and net interest yield evaluates the basis points the Corporation earns over the cost of funds.

The Corporation also evaluates its business based on the following ratios that utilize tangible equity, a non-GAAP financial measure. Return on average tangible common shareholders’ equity measures the Corporation’s earnings contribution as a percentage of average common shareholders’ equity less goodwill and intangible assets (excluding mortgage servicing rights), net of related deferred tax liabilities. Return on average tangible shareholders’ equity measures the Corporation’s earnings contribution as a percentage of average shareholders’ equity less goodwill and intangible assets (excluding mortgage servicing rights), net of related deferred tax liabilities. The tangible common equity ratio represents ending common shareholders’ equity less goodwill and intangible assets (excluding mortgage servicing rights), net of related deferred tax liabilities divided by total assets less goodwill and intangible assets (excluding mortgage servicing rights), net of related deferred tax liabilities. The tangible equity ratio represents total ending shareholders’ equity less goodwill and intangible assets (excluding mortgage servicing rights), net of related deferred tax liabilities divided by total assets less goodwill and intangible assets (excluding mortgage servicing rights), net of related deferred tax liabilities. Tangible book value per common share represents ending common shareholders’ equity less goodwill and intangible assets (excluding mortgage servicing rights), net of related deferred tax liabilities divided by ending common shares outstanding. These measures are used to evaluate the Corporation’s use of equity (i.e., capital). In addition, profitability, relationship and investment models all use return on average tangible shareholders’ equity as key measures to support our overall growth goals.
In addition, the Corporation evaluates its business segment results based on return on average economic capital, a non-GAAP financial measure. Return on average economic capital for the segments is calculated as net income adjusted for cost of funds and earnings credits and certain expenses related to intangibles, divided by average economic capital. Economic capital represents average allocated equity less goodwill and a percentage of intangible assets (excluding mortgage servicing rights). It also believes the use of this non-GAAP financial measure provides additional clarity in assessing the segments.

In certain presentations, earnings and diluted earnings per common share, the efficiency ratio, return on average assets, return on common shareholders’ equity, return on average tangible common shareholders’ equity and return on average tangible shareholders’ equity are calculated excluding the impact of goodwill impairment charges of $581 million and $2.6 billion recorded in the fourth and second quarters of 2011. Accordingly, these are non-GAAP financial measures.

See the tables below and on pages 48-50 for reconciliations of these non-GAAP financial measures with financial measures defined by GAAP for the three months ended December 31, 2012, September 30, 2012, June 30, 2012, March 31, 2012 and December 31, 2011 and the years ended December 31, 2012 and 2011. The Corporation believes the use of these non-GAAP financial measures provides additional clarity in assessing the results of the Corporation. Other companies may define or calculate supplemental financial data differently.

	Year Ended December 31		Fourth Quarter 2012	Third Quarter 2012	Second Quarter 2012	First Quarter 2012	Fourth Quarter 2011
	2012	2011

Reconciliation of net interest income to net interest income on a fully taxable-equivalent basis

Net interest income	$40,656	$44,616	$10,324	$9,938	$9,548	$10,846	$10,701
Fully taxable-equivalent adjustment	901	972	231	229	234	207	258
Net interest income on a fully taxable-equivalent basis	$41,557	$45,588	$10,555	$10,167	$9,782	$11,053	$10,959

Reconciliation of total revenue, net of interest expense to total revenue, net of interest expense on a fully taxable-equivalent basis

Total revenue, net of interest expense	$83,334	$93,454	$18,660	$20,428	$21,968	$22,278	$24,888
Fully taxable-equivalent adjustment	901	972	231	229	234	207	258
Total revenue, net of interest expense on a fully taxable-equivalent basis	$84,235	$94,426	$18,891	$20,657	$22,202	$22,485	$25,146

Reconciliation of total noninterest expense to total noninterest expense, excluding goodwill impairment charges

Total noninterest expense	$72,093	$80,274	$18,360	$17,544	$17,048	$19,141	$19,522
Goodwill impairment charges	—	(3,184)	—	—	—	—	(581)
Total noninterest expense, excluding goodwill impairment charges	$72,093	$77,090	$18,360	$17,544	$17,048	$19,141	$18,941

Reconciliation of income tax expense (benefit) to income tax expense (benefit) on a fully taxable-equivalent basis

Income tax expense (benefit)	$(1,116)	$(1,676)	$(2,636)	$770	$684	$66	$441
Fully taxable-equivalent adjustment	901	972	231	229	234	207	258
Income tax expense (benefit) on a fully taxable-equivalent basis	$(215)	$(704)	$(2,405)	$999	$918	$273	$699

Reconciliation of net income to net income, excluding goodwill impairment charges

Net income	$4,188	$1,446	$732	$340	$2,463	$653	$1,991
Goodwill impairment charges	—	3,184	—	—	—	—	581
Net income, excluding goodwill impairment charges	$4,188	$4,630	$732	$340	$2,463	$653	$2,572

Reconciliation of net income (loss) applicable to common shareholders to net income (loss) applicable to common shareholders, excluding goodwill impairment charges

Net income (loss) applicable to common shareholders	$2,760	$85	$367	$(33)	$2,098	$328	$1,584
Goodwill impairment charges	—	3,184	—	—	—	—	581
Net income (loss) applicable to common shareholders, excluding goodwill impairment charges	$2,760	$3,269	$367	$(33)	$2,098	$328	$2,165

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	47

Exhibit A: Non-GAAP Reconciliations (continued)

Bank of America Corporation and Subsidiaries
Reconciliations to GAAP Financial Measures
(Dollars in millions)
	Year Ended December 31		Fourth Quarter 2012	Third Quarter 2012	Second Quarter 2012	First Quarter 2012	Fourth Quarter 2011
	2012	2011

Reconciliation of average common shareholders’ equity to average tangible common shareholders’ equity

Common shareholders’ equity	$216,996	$211,709	$219,744	$217,273	$216,782	$214,150	$209,324
Goodwill	(69,974)	(72,334)	(69,976)	(69,976)	(69,976)	(69,967)	(70,647)
Intangible assets (excluding mortgage servicing rights)	(7,366)	(9,180)	(6,874)	(7,194)	(7,533)	(7,869)	(8,566)
Related deferred tax liabilities	2,593	2,898	2,490	2,556	2,626	2,700	2,775
Tangible common shareholders’ equity	$142,249	$133,093	$145,384	$142,659	$141,899	$139,014	$132,886

Reconciliation of average shareholders’ equity to average tangible shareholders’ equity

Shareholders’ equity	$235,677	$229,095	$238,512	$236,039	$235,558	$232,566	$228,235
Goodwill	(69,974)	(72,334)	(69,976)	(69,976)	(69,976)	(69,967)	(70,647)
Intangible assets (excluding mortgage servicing rights)	(7,366)	(9,180)	(6,874)	(7,194)	(7,533)	(7,869)	(8,566)
Related deferred tax liabilities	2,593	2,898	2,490	2,556	2,626	2,700	2,775
Tangible shareholders’ equity	$160,930	$150,479	$164,152	$161,425	$160,675	$157,430	$151,797

Reconciliation of period-end common shareholders’ equity to period-end tangible common shareholders’ equity

Common shareholders’ equity	$218,188	$211,704	$218,188	$219,838	$217,213	$213,711	$211,704
Goodwill	(69,976)	(69,967)	(69,976)	(69,976)	(69,976)	(69,976)	(69,967)
Intangible assets (excluding mortgage servicing rights)	(6,684)	(8,021)	(6,684)	(7,030)	(7,335)	(7,696)	(8,021)
Related deferred tax liabilities	2,428	2,702	2,428	2,494	2,559	2,628	2,702
Tangible common shareholders’ equity	$143,956	$136,418	$143,956	$145,326	$142,461	$138,667	$136,418

Reconciliation of period-end shareholders’ equity to period-end tangible shareholders’ equity

Shareholders’ equity	$236,956	$230,101	$236,956	$238,606	$235,975	$232,499	$230,101
Goodwill	(69,976)	(69,967)	(69,976)	(69,976)	(69,976)	(69,976)	(69,967)
Intangible assets (excluding mortgage servicing rights)	(6,684)	(8,021)	(6,684)	(7,030)	(7,335)	(7,696)	(8,021)
Related deferred tax liabilities	2,428	2,702	2,428	2,494	2,559	2,628	2,702
Tangible shareholders’ equity	$162,724	$154,815	$162,724	$164,094	$161,223	$157,455	$154,815

Reconciliation of period-end assets to period-end tangible assets

Assets	$2,209,974	$2,129,046	$2,209,974	$2,166,162	$2,160,854	$2,181,449	$2,129,046
Goodwill	(69,976)	(69,967)	(69,976)	(69,976)	(69,976)	(69,976)	(69,967)
Intangible assets (excluding mortgage servicing rights)	(6,684)	(8,021)	(6,684)	(7,030)	(7,335)	(7,696)	(8,021)
Related deferred tax liabilities	2,428	2,702	2,428	2,494	2,559	2,628	2,702
Tangible assets	$2,135,742	$2,053,760	$2,135,742	$2,091,650	$2,086,102	$2,106,405	$2,053,760

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	48

Exhibit A: Non-GAAP Reconciliations (continued)

Bank of America Corporation and Subsidiaries
Reconciliations to GAAP Financial Measures
(Dollars in millions)
	Year Ended December 31		Fourth Quarter 2012	Third Quarter 2012	Second Quarter 2012	First Quarter 2012	Fourth Quarter 2011
	2012	2011
Reconciliation of return on average economic capital

Consumer & Business Banking

Reported net income	$5,321	$7,447	$1,428	$1,285	$1,155	$1,453	$1,242
Adjustment related to intangibles (1)	13	20	3	3	4	3	5
Adjusted net income	$5,334	$7,467	$1,431	$1,288	$1,159	$1,456	$1,247

Average allocated equity	$53,646	$52,908	$54,194	$53,982	$53,452	$52,947	$53,004
Adjustment related to goodwill and a percentage of intangibles	(30,468)	(30,635)	(30,417)	(30,447)	(30,485)	(30,522)	(30,587)
Average economic capital	$23,178	$22,273	$23,777	$23,535	$22,967	$22,425	$22,417

Consumer Real Estate Services

Reported net loss	$(6,507)	$(19,465)	$(3,722)	$(876)	$(766)	$(1,143)	$(1,442)
Adjustment related to intangibles (1)	—	—	—	—	—	—	—
Goodwill impairment charge	—	2,603	—	—	—	—	—
Adjusted net loss	$(6,507)	$(16,862)	$(3,722)	$(876)	$(766)	$(1,143)	$(1,442)

Average allocated equity	$13,687	$16,202	$12,525	$13,332	$14,116	$14,791	$14,757
Adjustment related to goodwill and a percentage of intangibles (excluding mortgage servicing rights)	—	(1,350)	—	—	—	—	—
Average economic capital	$13,687	$14,852	$12,525	$13,332	$14,116	$14,791	$14,757

Global Banking

Reported net income	$5,725	$6,046	$1,432	$1,296	$1,407	$1,590	$1,337
Adjustment related to intangibles (1)	4	6	1	1	1	1	1
Adjusted net income	$5,729	$6,052	$1,433	$1,297	$1,408	$1,591	$1,338

Average allocated equity	$45,907	$47,384	$45,729	$46,223	$45,958	$45,719	$46,087
Adjustment related to goodwill and a percentage of intangibles	(24,854)	(24,623)	(24,849)	(24,852)	(24,856)	(24,861)	(24,899)
Average economic capital	$21,053	$22,761	$20,880	$21,371	$21,102	$20,858	$21,188

Global Markets

Reported net income (loss)	$1,054	$988	$152	$(359)	$462	$799	$(768)
Adjustment related to intangibles (1)	9	12	2	2	3	2	3
Adjusted net income (loss)	$1,063	$1,000	$154	$(357)	$465	$801	$(765)

Average allocated equity	$17,595	$22,671	$17,859	$17,070	$17,136	$18,317	$19,806
Adjustment related to goodwill and a percentage of intangibles	(4,639)	(4,625)	(4,649)	(4,651)	(4,609)	(4,648)	(4,652)
Average economic capital	$12,956	$18,046	$13,210	$12,419	$12,527	$13,669	$15,154

Global Wealth & Investment Management

Reported net income	$2,223	$1,718	$578	$562	$541	$542	$272
Adjustment related to intangibles (1)	23	30	5	6	6	6	7
Adjusted net income	$2,246	$1,748	$583	$568	$547	$548	$279

Average allocated equity	$17,739	$17,352	$18,508	$18,229	$17,421	$16,784	$17,366
Adjustment related to goodwill and a percentage of intangibles	(10,380)	(10,486)	(10,359)	(10,389)	(10,410)	(10,364)	(10,452)
Average economic capital	$7,359	$6,866	$8,149	$7,840	$7,011	$6,420	$6,914

For footnote see page 50.

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	49

Exhibit A: Non-GAAP Reconciliations (continued)

Bank of America Corporation and Subsidiaries
Reconciliations to GAAP Financial Measures
(Dollars in millions)
	Year Ended December 31		Fourth Quarter 2012	Third Quarter 2012	Fourth Quarter 2011
	2012	2011
Consumer & Business Banking

Deposits

Reported net income	$917	$1,217	$216	$207	$154
Adjustment related to intangibles (1)	1	3	—	—	1
Adjusted net income	$918	$1,220	$216	$207	$155

Average allocated equity	$24,329	$23,734	$25,076	$25,047	$23,861
Adjustment related to goodwill and a percentage of intangibles	(17,924)	(17,948)	(17,915)	(17,920)	(17,939)
Average economic capital	$6,405	$5,786	$7,161	$7,127	$5,922

Card Services

Reported net income	$4,061	$5,811	$1,099	$994	$1,028
Adjustment related to intangibles (1)	12	17	3	3	4
Adjusted net income	$4,073	$5,828	$1,102	$997	$1,032

Average allocated equity	$20,578	$21,127	$20,652	$20,463	$20,610
Adjustment related to goodwill and a percentage of intangibles	(10,447)	(10,589)	(10,405)	(10,429)	(10,549)
Average economic capital	$10,131	$10,538	$10,247	$10,034	$10,061

Business Banking

Reported net income	$343	$419	$113	$84	$60
Adjustment related to intangibles (1)	—	—	—	—	—
Adjusted net income	$343	$419	$113	$84	$60

Average allocated equity	$8,739	$8,047	$8,466	$8,472	$8,533
Adjustment related to goodwill and a percentage of intangibles	(2,097)	(2,098)	(2,097)	(2,098)	(2,099)
Average economic capital	$6,642	$5,949	$6,369	$6,374	$6,434

(1)	Represents cost of funds, earnings credits and certain expenses related to intangibles.

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	50